Exhibit 10.14

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”.

EXHIBIT A HAS BEEN OMITTED AND NOTED WITH “****” BASED ON A
REQUEST FOR CONFIDENTIAL TREATMENT.

AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE
SECURITIES AND EXCHANGE COMMISSION.

CLEARING, SETTLEMENT AND SPONSORSHIP SERVICES AGREEMENT

THIS CLEARING, SETTLEMENT AND SPONSORSHIP SERVICES AGREEMENT (this “Agreement”) is made as of the 30th day of June, 2009 (the “Effective Date”), by and between Fifth Third Processing Solutions, LLC (f/k/a FTPS Opco, LLC), a Delaware limited liability company (the “Company”), and (b) Fifth Third Bank, an Ohio banking corporation (“Bank”).

WHEREAS, Bank is a principal member of the VISA U.S.A., Inc. (“VISA”) and MasterCard International Incorporated (“MasterCard”) and the other payment associations and EFT associations with whom Bank is an authorized member as set forth on Schedule A and such other associations of which it may hereafter become an authorized member (each a “Card Association” or collectively, the “Card Associations”);

WHEREAS, Company expects to be engaged in providing the Company Services as defined below and Company expects to secure and/or maintain appropriate Card Association registrations as a provider of such Company Services as may be required by the Card Association by-laws, operating regulations and rules (collectively, the “Rules”); and

WHEREAS, Company wishes to utilize the Clearing, Settlement and Sponsorship Services as defined below of Bank in the conduct of the Company Services.

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement Company and Bank hereby agree as follows:

ARTICLE I

SERVICES

Section 1.1            Definitions.  Except as to those certain terms specifically defined in this Agreement, terms used herein with initial letters capitalized shall have the meanings set forth in the Master Investment Agreement between Bank, the Company, Advent-Kong Blocker Corp. and certain other parties thereto dated March 27, 2009 and as amended as of June 30, 2009 (the “MIA”).

Section 1.2            Company Services and Standards.

(a)           Company will use the Bank’s Clearing, Settlement and Sponsorship Services (as defined in Section 1.3(a) hereof) in order to provide certain electronic funds transfer, debit, credit and merchant transaction processing, payment authorization, operating the Jeanie ATM network and providing certain data processing, clearing, settlement and sponsorship services, including debit card and ATM processing support, network switching services and related services on its own account and through the use of third parties (such services utilizing the Bank’s Clearing, Settlement and Sponsorship Services referred to herein collectively as the “Company Services”) for certain financial institutions, merchants and other organizations (the “Sponsored Members”).

(b)           Bank is party to existing agreements of which certain rights and obligations thereunder will be transferred to the Company (or with respect to which, to the extent not transferred, certain arrangements may be made as contemplated by a separate agreement by and between Bank and Company) that currently incorporate and/or will utilize the Clearing, Settlement or Sponsorship Services of Bank, and the Company will, from time to time after the date the hereof, enter into new agreements that incorporate and/or will utilize the Clearing, Settlement or Sponsorship Services of Bank (all such agreements hereinafter referred to individually or collectively as “Sponsored Agreements”).  The standard forms of the Sponsored Agreements in form substantially similar to what exists today shall be deemed approved by Bank (the “Approved Sponsored Agreements”).  Company will ensure that all Sponsored Agreements conform to the requirements of the Rules and Law.  Company will facilitate, administer and maintain records of all Sponsored Agreements.  Sponsored Agreements will contain terms and conditions required by the Rules.  In addition, Company will use commercially reasonable efforts to ensure other appropriate terms and conditions, as it determines in its reasonable discretion, are contained in Sponsored Agreements.  Any changes to the Approved Sponsor Agreement or any new form of Sponsored Agreements are materially different or materially adverse to Bank must receive prior written approval (which approval shall not be unreasonably withheld, conditioned or delayed) from Bank; provided that Bank shall have **** **** days to withhold or grant its approval, and if such approval is not specifically withheld or granted by Bank within the **** **** day period, such approval shall be deemed received.

(c)           Company and Bank agree that the criteria set forth on Exhibit A attached hereto, which may be updated from time to time (“Criteria”), will be utilized by Company to enroll new Sponsored Members for the Clearing, Settlement and Sponsorship Services after the date hereof.  Company will not enter into Sponsored Agreements with entities that do not, in Company’s reasonable judgment, meet the Criteria without the express and prior approval of Bank (which approval shall not be unreasonably withheld, conditioned or delayed), provided that no entity which falls into either of the following categories shall be required to satisfy the Criteria: (i) entities who are party to Sponsored Agreements as of the date hereof (or, in the case of agreements assigned by Bank to the Company after the date hereof, as of such assignment date), and (ii) entities, as well as their affiliates, assignees and successors, who are party to agreements which are acquired by the Company (either through assignment or by virtue of the Company acquiring, through merger, stock purchase or otherwise, the entity that is the counterparty on such agreement) in a transaction which was approved by Bank in accordance with Bank’s consent rights under the governing documents of the Company and also approved by Bank following Bank’s review and approval of the due diligence review of such agreements.  Changes to the Criteria may occur from time to time upon written agreement of Bank and Company.  Bank shall provide Company with notice of approval or disapproval of any requested changes or exceptions to the Criteria as soon as reasonably practicable, and in any event within **** **** Business Days of a requested change.  Approval of and any changes to the Criteria, whether requested by Company or Bank, shall be effective upon the written agreement of both Company and Bank, notwithstanding Bank’s delay or failure in providing the above notice.  Company agrees that it shall use its commercially reasonable efforts to include terms that specifically prohibit any claim or cause of action by the Sponsored Members relating to the Services or the Sponsored Agreement directly against Bank, limiting all such the remedies of any Members to claims or causes of action related to or arising out of the Sponsored Agreement and the Services provided to those against the Company in all such Sponsored Agreements entered into after the date hereof.

(d)           Company and Bank agree that Company will only enter into new agreements utilizing the Bank Services with financial institutions, merchants or other organizations that meet or exceed the Criteria in Company’s reasonable judgment.  Using Bank’s policies and procedures, Company shall be responsible for conducting and complying with all applicable Law related to screening, customer identification or know your customer including but not limited to the Bank Secrecy Act (including the USA PATRIOT Act) and those promulgated and issued by the Office of Foreign Assets Control.  Company shall also monitor Sponsored Members pursuant to such Law for ongoing compliance with any money laundering and bank secrecy requirements and Bank shall provide all necessary cooperation and access to permit Company to do so.  Company will maintain records of all Sponsored Agreements and any agreements entered into that utilize Company Services provided for in this Agreement, including as may be required by the Rules.  All such records will be maintained at Company’s expense, provided that in the event Bank requests a written copy of any such Sponsored Agreement(s) for a purpose reasonably related to the performance of its obligations hereunder, Company will provide for a copy of such Sponsored Agreement at Bank’s expense.

(e)           Company shall be responsible for all obligations and liabilities arising out of its provision of Company Services except with respect to the Bank Services which are provided by Bank and as may otherwise be provided in this Agreement or any other agreement between Company and Bank.

(f)            Company will direct, manage, conduct and administer the Company Services (with the assistance contemplated hereunder of Bank with respect to its provision of the Bank Services).  Any functions not directly performed by Company or its Subcontractors shall be conducted with qualified industry vendors who the Company reasonably believes to be competent and who meet or exceed any requirements under the Rules or as may be required by applicable Law.

(g)           Company will designate a liaison to interface with Bank through Bank’s appointed liaison, and will provide reasonable cooperation and assistance to Bank to carry out and accomplish the transactions contemplated by this Agreement.

(h)           Company will provide Bank with notice of any proceedings naming Bank as a party or that would materially affect the performance by Company of its obligations hereunder.  Company will not bring suit in Bank’s name without the prior written consent of Bank.

Section 1.3            Clearing Settlement and Sponsorship Services.  Pursuant to the terms of this Agreement:

(a)           Bank will provide the services as more fully described in this Section 1.3 and such services shall be available for Company’s benefit and the benefit of all counterparties to any Sponsored Agreements in accordance with the terms of this Agreement (such services collectively referred to herein as “Clearing, Settlement and Sponsorship Services” or the “Bank Services” and all such counterparties referred to herein as “Sponsored Members”).  The parties expressly (i) acknowledge that, before the date of this Agreement, Company was a part of Bank and Bank provided Company (and its predecessor-in-interest) with services similar to the Clearing, Settlement and Sponsorship Services (collectively, the “Previous Services”) and (ii) agree that, on and after the date of this Agreement, unless otherwise specified herein, Bank shall provide the Clearing, Settlement and Sponsorship Services to Company in a manner, within timeframes and using the same (or as modified as agreed by the Company) personnel, processes and systems that result in substantially the same service levels and functionality to the Company and its Sponsored Members as Bank’s historical practices and procedures of providing the Previous Services to the Company (and its predecessor-in-interest) and the Sponsored Members before the date of this Agreement.

(b)           Bank shall clear and settle transactions through the Card Associations as provided in Article 3 hereof.  As provided in Section 6.1 hereof and subject to the limitations therein, Company shall be responsible for and pay (i) any reasonable out-of-pocket costs of Bank in obtaining or maintaining BINs and ICAs as required hereby and (ii) any Card Association assessments, fees, fines or penalties related to Company Services provided to Sponsored Members that are not attributable to the gross negligence, misconduct or breach of this Agreement by Bank (in which case such costs shall be borne by Bank in proportion to the Bank’s responsibility for such assessments, fees, fines or penalties).  Bank acknowledges and agrees that the BINs and ICAs to be made available to Company hereunder may only be utilized with respect to this Agreement and Company’s Sponsored Agreements.  Upon termination of this Agreement, Bank will transfer the BIN used by Company under the terms of this Agreement to the successor sponsor bank to be used by Company.  The Bank and Company shall, prior to the effective date of termination, agree the amount of reserve to be held by Bank to satisfy the trailing liabilities of Company, and the Company shall pay Bank’s reasonable costs for the BIN transfer up to a maximum of $****.

(c)           Bank will remain a member of the Card Associations through the Term of the Agreement.

(d)           Bank will designate a liaison of an appropriate level of seniority to interface with Company and provide reasonable cooperation and assistance to Company to accomplish the purposes of this Agreement.

(e)           Bank will use reasonable best efforts in cooperating with the Company in the settlement of all transaction amounts, chargeback and retrieval proceedings, compliance and other Card Association actions involving Company, the Sponsored Agreements and/or Company Services, including but not limited to performing any transactions with Card Associations in the event Company is not authorized to perform such transactions on its own account or if it is not commercially practical for Company to perform such transactions at Company’s expense.  Except to the extent otherwise agreed by and between Company and Bank, Company shall be responsible for all chargebacks and losses related to Company Services and the transaction for which Clearing, Settlement and Sponsorship Services are provided by Bank.

(f)            Bank shall have the right to require Company’s termination of a particular Sponsored Agreement in the following circumstances:

(1)           to the extent termination is required as a result of a violation of the Rules, applicable Law which has occurred or in the event of actual fraud by the Sponsored Member;

(2)           if required by a Card Association, provided that in such case Bank may only require Company to terminate the Sponsored Agreement with respect to the Card Association so requiring; or

(3)           due to the requirements of any Bank regulator or if failure to do so would cause the Bank to violate applicable Law; or

(4)           such Sponsored Member’s Current Operations fail to satisfy either (1) the Approval Criteria or (2) the Criteria in effect at such time.

For purposes of clause (4) above, (X) a “Predecessor Sponsored Member” shall mean a Sponsored Member who initially became a customer Fifth Third Processing Solutions, a division of the Bank (or its predecessors) (the “Prior Company”), prior to the date hereof, (Y) with respect to a given Sponsored Member, the “Approval Criteria” shall mean, in the case of a Predecessor Sponsored Member, the credit policies in effect at the time such Predecessor Sponsored Member became a customer of the Prior Company and in the case of all other Sponsored Members, the Criteria in effect at the time such Sponsored Member became a customer of the Company or its successors, in the case of each Predecessor Sponsored Member or other Sponsored Member, as amended or excepted for purposes of such particular Predecessor Sponsored Member or other Sponsored Member and (Z) a Sponsored Member’s “Current Operations” shall refer the operations of such Sponsored Member at the time Bank is proposing to require Company to terminate such Sponsored Member’s Sponsored Agreement.

Bank will notify Company of its desire for the Company to terminate a Sponsored Agreement together with a reasonably detailed explanation for such desire, and will work with Company to identify approaches to mitigate risk factors (such as initiating or increasing Sponsored Member reserves) or transferring Bank Services to an alternative provider of Bank Services within timeframes acceptable to Bank, acting reasonably, prior to requiring Company to terminate the Sponsored Agreement.

Nothing contained in this Section 1.3 will be interpreted to restrict or modify Bank’s Card Association obligations.  Similarly, Bank may place holds on funds due or to become due to a Sponsored Member based on Bank’s good faith evaluation of the credit risk of the Sponsored Members to the extent reasonable and consistent with past practice.

(g)           Bank agrees to cooperate with Company on a timely basis in the preparation, administration and/or signing of any Sponsored Agreements that conform to the requirements of this Agreement and the Rules.

(h)           Bank will provide Company with notice of any proceedings that would materially affect the performance by Bank of its obligations hereunder.  Bank will not bring suit in Company’s name without the prior written consent of Company.

(i)            In the event Company requests Bank to become a member of or provide Company access to any Card Association for which Bank is not already a member or participant as of the date of this Agreement, Bank agrees to use commercially reasonable efforts as promptly as practicable to become a member in order to facilitate Company’s ability to support such Card Association’s services for its customers. Company shall be responsible for Bank’s reasonable out of pocket costs associated with Bank’s actions taken in response to such request.

(j)            To the extent Company requires security or reserves from a Sponsored Merchant, Company shall endeavor to use commercially reasonable efforts to have any funds in the nature of security or reserves for the Sponsored Members and in respect of the Sponsored Agreements and the Criteria to be placed upon deposit with Bank.

(k)           Company shall only enter into new arrangements with other independent service or sales organizations (“ISOs”) to use the Bank Services under this Agreement, as permitted by the Criteria for Company’s enrollment of ISOs.

Section 1.4            Both Parties.  During the term of this Agreement, Bank and Company agree to perform their respective obligations hereunder in compliance with the Rules and applicable Law.

ARTICLE II

FEES

Section 2.1            Bank Fees.  Company agrees to pay all fees as specified in Exhibit B with respect to services provided by Bank under this Agreement.  Bank agrees to maintain the amount or calculation of such fees fixed for the first **** **** months of the term of this Agreement, excluding any price increase due to increased fees or assessments imposed by any third party provider including any Card Association fees owed hereunder (“Third Party Fees”).  After the first **** **** months of the term, Bank may change, at its discretion, any fee upon notice to Company; provided, however, that any increase in prices shall not exceed the lesser of **** percent (****%) per annum, or **** percent (****%) of the change, expressed as a percentage in the official Consumer Price Index (“CPI”) (for purposes of this Agreement, the CPI shall be the annual percentage increase in the Consumer Price Index of All Urban Consumers (CPIU) United States City Average, as published by the U.S. Department of Commerce Bureau of Economic Analysis or any successor thereto for the most recent 12 month period for which data is available), in any calendar year, excluding increases in any Third Party Fees.

Section 2.2            Card Association Benefits.  Bank receives benefits, support and other incentives (collectively, the “Benefits”) from Card Association(s) pursuant to agreement(s) existing as of the date of this Agreement (the “Benefit Agreements”) to maintain and increase the usage of such association’s branded cards. From and after the date of this Agreement through the earlier to occur of (1) the termination of this Agreement and, (2) subject to the Bank’s obligations in the following sentence, the termination of such Benefit Agreements, Bank agrees to pay or provide such Benefits to Company in a manner no less favorable to Company that the manner in which those Benefits have been allocated prior to the date of this Agreement between the Fifth Third Processing Solutions division of the Bank on the one hand and the Bank and its affiliates on the other hand.  Bank agrees that it shall (a) not terminate any Benefit Agreement or modify to the detriment of Company any Benefit Agreement in each case without the consent of Company, (b) use commercially reasonable efforts to extend or renew any Benefit Agreements whose term would otherwise expire and that it shall consult with Company with respect to the terms of any such extension or renewal, and (c) continue to satisfy all of its obligations under each Benefit Agreement (as the same may be extended or renewed).

ARTICLE III

SETTLEMENT & COMPANY ACCOUNTS

Section 3.1            Treasury Management Services.  Company and Bank acknowledge and agree that any deposit, payment or other treasury management services with respect to any accounts of Company held at Bank (including without limitation those for wire, ACH or other electronic funds transfers, or other payment or deposit services) (collectively, the “Treasury Management Services”) shall be governed by the terms of a Treasury Management Agreement by and between Company and Bank.  The rights and responsibilities of each party with respect to such Treasury Management Services, and any transaction initiated by Company to or from the Accounts (defined below), shall be set forth in the Master Treasury Management Agreement with terms to be agreed upon between Bank and Company.  Company agrees that Bank shall be the exclusive provider of Treasury Management Services for the first **** **** years of this Agreement and thereafter Bank shall remain Company’s provider of Treasury Management Services unless Company receives ****, or other terms **** than Bank’s terms, from a third party provider except, in either case, to the extent that the Company reasonably determines that it is necessary to have other providers of Treasury Management Services in order to establish such additional BINs as it is permitted to establish pursuant to Section 8.4.  Notwithstanding anything herein to the contrary, the Company shall be permitted to establish additional providers of

Treasury Management Services (i) with respect to services the Bank is unwilling or unable to provide or (ii) that are established in connection with agent bank relationships.  The Treasury Management Services shall be provided under a fee structure to be negotiated between Company and Bank.

Section 3.2            Settlement Account.  Bank will maintain an account or accounts (collectively, the “Settlement Account”) to receive settlement from Card Associations.  Company shall work with Bank to establish a process that will keep an aggregate balance in such accounts which is acceptable to Company and bank.  For the fees paid to Bank herein, Bank will receive and settle transactions through the interchange process of Card Associations in accordance with the terms of this Agreement.  Company, on behalf of Bank, will provide for payment and transfer of funds from the Settlement Account and direct Bank on such funds transfers.  Company shall be responsible for any instructions provided by it or its agents to Bank and further agrees to fund any shortfalls in the Settlement Account within one (1) Business Day.

Section 3.3            Company Account.  Company will maintain an operating account with Bank (the “Company Account”) for the purpose of receiving discount rates, fees and other amounts due Company pursuant to the Sponsored Agreements.  Bank shall transfer such amounts to the Company Account from the Settlement Account at the times mutually agreed upon but no less than monthly.  Company will use its commercially reasonable efforts to maintain a positive balance in the Company Account at all times, provided, however, that in the event the Company fails to maintain a positive balance in the Company Account, Company shall pay interest to the Bank on the amount and for the duration of any negative balance in the Company Account at an interest rate equivalent to **** at such time.  To the extent Company owes Bank fees under this Agreements, Bank may satisfy such obligations from the Settlement Account or the Company Account.

Section 3.4            Reserve Account.  If Company breaches the financial covenants under the Note (as defined in the MIA) (which breach has not been waived by the lenders thereunder), then, Bank may require a reserve account (the “Reserve Account”) to be established by Company with Bank to secure the obligations of Company to Bank hereunder in such amount or amounts based on a reasonable assessment by Bank of Company’s past processing volume and chargebacks or if required by any Card Association or regulatory agency or rule issued by either of the same.  The Reserve Account may be funded by amounts from the Settlement Account, the Company Account or from the Company directly.  In the event the Reserve Account is drawn upon, the Reserve Account shall be replenished to meet or exceed the amount then required by Bank.  Upon termination of this Agreement Company shall fund the Reserve Account with an amount reasonably requested by Bank to deal with chargebacks and trailing activity.  In the event a Reserve Account is established and thereafter the Company is in compliance with its financial covenants for a full fiscal quarter, then Bank shall refund any amounts in such Reserve Account.

Section 3.5            Security Interest.  In order to secure the obligations of Company to Bank under this Agreement, if the Company breaches its financial covenants under the Note (which breach has not been waived by the lenders thereunder) then the Company will grant to Bank a lien and security interest (subject to the security interests securing the Note) in all of its right, title and interest whether now owned or existing or hereafter created, acquired or arising in, to and under: (a) the Settlement Account and all sums due to the Settlement Account, the Company

Account and all sums due to the Company Account, the Reserve Account and any other accounts of Company with Bank or its affiliates; (b) the Sponsored Agreements and any amounts to become due to Company or any rights of Company to receive compensation and fees pursuant to the Sponsored Agreements; (c) the BINs and ICAs related to the Sponsored Agreements; and (d) all books, records and proceeds related to the foregoing. Company hereby agrees to execute and hereby agrees and authorizes Bank to execute and file (at Company’s expense) any documents to create, perfect, maintain and enforce this security interest, including the filing of UCC financing statements contemporaneously with the execution of this Agreement.  Company is not restricted or prohibited from granting liens in the foregoing collateral, provided that they are subordinate to those of Bank.  In the event that Company (x) desires to (i) sell a portion of its Sponsored Agreements, or (ii) transfer a portion of its Sponsored Agreements to another BIN held by a party other than Bank, or (y) is in compliance with its financial covenants under the Note for a full fiscal quarter following a breach thereof, then Company may request and Bank shall release any security interest with respect to such Sponsored Agreements provided (1) the Company is current on any obligations owing Bank and (2) Company is not in default under the Agreement.

Section 3.6            Settlement Risk.  Bank shall not be responsible for the systemic risk of loss associated with the Card Associations or the failure of Card Associations to effect settlement of transactions or to perform its obligations hereunder in the event of such failure; provided that this Section 3.6 shall not relieve Bank of its obligations in the settlement process once the funds or information is received from the Card Association.

ARTICLE IV

REPORTS AND RECORDS; BUSINESS CONTINUITY

Section 4.1            Reports.  Bank agrees to designate a Company representative as Bank’s designee to receive all communications, reporting or other information relating to Company, Company’s Services, Sponsored Members and/or Sponsored Agreements from the Card Associations.  Company will make available copies of such information at Bank’s reasonable request. To the extent Company or Bank receives any material report or communication, including those from Card Associations, Sponsored Members or otherwise related to this Agreement and which such reports or communications are not otherwise received by the other party, the party receiving the report or communication will promptly provide such report and/or communications to the other party.  Bank will allow Company to participate in any material discussions or negotiations with any Card Association which relates to, or may have a material effect on, the Company and shall use best efforts to resolve any such discussions or negotiations in a manner that does not directly or indirectly impair the value of this Agreement and the services provided hereunder to the Company.  The form and format of any other routine report utilized as periodic communication between Bank and Company will be as mutually agreed by Bank and Company.  Bank and Company may agree to generate and receive other reports relating to their respective obligations under this Agreement as mutually agreed by Bank and Company.

Section 4.2            Records and Access.  At all times Company will maintain accurate business records relating to its Sponsored Agreements.  Company shall provide Bank with commercially reasonable access to Company’s and its Sponsored Members’ systems and those of any of their respective vendors’ systems to enable Bank to appropriately monitor and provide the services contemplated hereby, provided that Bank shall not use such information for any other purposes.

Section 4.3            Business Continuity.

(a)           Company will maintain a disaster recovery and contingency program that meets applicable Card Association requirements.  Throughout the Term of this Agreement, Company shall maintain and shall instruct its Subcontractors to maintain off-site business continuity capabilities designed to permit Company to recover from a disaster and continue providing Services in accordance with its business continuity plan and capabilities.  At such time as any applicable Bank systems and applications are operating independently of those Company systems used to provide the Services, Company shall use commercially reasonable efforts to comply with the redundancy and recovery capabilities have been established by Bank for such applicable Bank systems and applications.  Company’s business continuity capabilities will permit the recovery from a disaster and resumption of the provision of the Services to Bank within a commercially reasonable period as dictated by the particular recovery rating of the system and/or application in question.  Company shall use commercially reasonable efforts to install network connections necessary to provide services for Company’s recovery in accordance with the foregoing commitments.

(b)           Company shall make available to Bank, upon request and without charge, an executive summary and/or the full text of its current business continuity plan, which it may change from time to time upon notice to Bank.  Company shall revise and instruct its Subcontractors to revise, such business continuity plan to meet accepted standards or those required by the Networks or any regulatory agency planning criteria.  Company expressly agrees that it will not make any material changes to Company’s business continuity plan in place as of the date of this Agreement that would cause such policy to not meet bank regulatory and/or Card Association requirements.

(c)           Company shall (i) test the operation and effectiveness of its business continuity plans at least annually, and (ii) upon request furnish to the Bank the portions of its test protocol directly applicable to the Services provided to Bank and a copy of the test results.

ARTICLE V

AUDIT

Section 5.1            Audits.  Each party shall provide the other, its employees, and its auditors with reasonable access to records and facilities to review records and conduct audits of the performance of services and assessment of fees and charges under this Agreement.  Such access shall be requested upon reasonable advance notice, shall be during normal business hours and shall not materially interfere with the conduct of the other party’s business.  Such audits shall occur no more frequently than on a quarterly basis.  Company will make available to Bank a copy of Company’s most recent SAS 70 Type II audit and other reports by third party auditors.

Section 5.2            Audit Expense.  Company shall pay the expense of its own audits and all third party audits contemplated by Section 5.1 above related directly to this Agreement and/or the services provided hereby, including but not limited to Card Association mandated audits.  Bank shall pay the cost of its own audits.

Section 5.3            Financial Statements.  Company will use commercially reasonable efforts to provide audited financial statements for the end of calendar year 2009, provided that if Company is unable to provide such audited financial statements that the executive management of Company shall provide, with any financial statements provided a the end of calendar year 2009, a written certification that such financial statements are complete and accurate. Following 2009, Company will provide annual audited financial statements to Bank. Company shall also provide quarterly unaudited financial statements and such other financial information as Bank may reasonably request.

ARTICLE VI

FEES AND EXPENSES

Section 6.1            Card Association Fees, Related Expenses and Liabilities.  Company is responsible for Card Association fees for establishment and maintenance of the BINs and ICAs used in connection with this Agreement.  As to Bank, Company is solely liable for Card Association fees for the registration of Company and any Sponsored Members.  Company shall pay all Card Association fees, interchange, assessments, penalties and fines applicable or related to the Sponsored Member Program; provided that, Company shall not be liable for Card Association fees and expenses arising out of the gross negligence or misconduct of Bank or breach by Bank of this Agreement.  As between Bank and Company, Company is responsible for all expenses related to Company’s and each Sponsored Members’ compliance with all applicable Law and Card Association Rules, relating to this Agreement or the services contemplated hereby, and the Sponsored Agreements including, but not limited to the expense of any data security or other requirements mandated by any Card Association including PCI compliance. Company shall not be responsible for the cost of Bank’s compliance with any Card Association Rules, data security or other requirements that relate to or are necessitated by Bank’s own card issuing activities, and Bank shall bear the cost of changes made at Bank’s direction or at the direction of a regulator of Bank unless such changes are necessitated by or relate to the provision of services by the Bank hereunder.

Section 6.2            Company Account.  As between Company and the Bank, Company is solely responsible for all losses due to transactions by a Sponsored Member, such as losses resulting from chargeback, fraud, bankruptcy, or similar events.  To the extent there are insufficient funds in the Company Account to pay such expenses, Bank shall notify Company in writing of the deficiency and Company shall promptly deposit losses in the Company Account sufficient to pay those losses.  Bank may setoff losses from amounts otherwise due Company hereunder; provided that, Company shall not be liable for (i) losses arising out negligent acts or omissions or misconduct of Bank, or breach by Bank of this Agreement and (ii) losses arising out of claims which are subject to indemnification by Bank under this Agreement.

Section 6.3            Conversion Costs.  Company shall pay any reasonable conversion costs of Bank resulting directly from the termination of this Agreement.  Notwithstanding the foregoing, Bank shall be responsible for such conversion costs in the event (1) Bank’s membership in any Card Association is terminated, suspended or reduced in scope or scale, or (2) this Agreement is terminated by Company due to an Event of Default by Bank.

Section 6.4            Other Costs and Expenses.  Except as otherwise specified herein, each party shall be responsible for its own costs and fees in the preparation of this Agreement and carrying out of its obligations under this Agreement.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES AND COVENANTS

Section 7.1            Bank — General.  Bank hereby represents and warrants to Company and covenants with Company as follows:

(a)           Bank is duly chartered and validly existing as an Ohio banking corporation with full power and authority to carry on its banking business as now conducted.

(b)           Bank has all requisite corporate power and authority to enter into and perform all its obligations under this Agreement.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Bank.  This Agreement constitutes the legal, valid and binding obligation of Bank enforceable against it in accordance with its terms, subject only as to enforceability of bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(c)           No consent, approval or authorization of, or declaration, notice, filing or registration with, any government entity or any other person is required to be made or obtained by Bank in connection with the execution, delivery and performance of this Agreement except as may be required to register Company and any Sponsored Member or other organization as required by the Rules and except to the extent that any such approval, authorization, declaration, notice, filing or registration would not have a material effect on the Bank’s ability to perform under this Agreement.

(d)           As of the date hereof, there is no litigation, civil proceeding or governmental proceeding pending or, to the knowledge of Bank, threatened, and there is no proceeding, pending dispute, or ongoing investigation with any Card Association, and Bank does not know of any basis for any such litigation, proceeding, dispute, or governmental or Card Association investigation or any order, injunction or decree outstanding which does or might materially affect Bank’s ability to enter into this Agreement or carry out Bank’s obligations thereunder.

(e)           This Agreement does not conflict with any other agreement or obligation of Bank and neither the execution and delivery nor the performance of this Agreement will violate, conflict with, result in a breach of or default under, or constitute a violation of Bank’s bylaws, any agreement, or any law, regulation, judicial decree or order by which Bank is bound except to the extent that any such conflict, breach, violation or default would not have a material effect on the Bank’s ability to perform under this Agreement.

(f)            As of the date of this Agreement, Bank is a principal member or licensee, as the case may be, in good standing of the Visa and MasterCard and the other Card Associations set forth on Schedule A to this Agreement, and no Card Association has notified Bank that any limitation with respect to dollar volume, transaction volume or otherwise are or may be imposed on Bank with respect to the transactions cleared by Bank through such Card Association.  Bank shall promptly notify Company if it, at any time, receives any such notice or has reason to believe that any such limitation may be imposed on it.

(g)           During the term of this Agreement, Bank will respond and attempt to resolve the reasonable inquiries of Company and Card Associations in a prompt and professional manner.

Section 7.2            Company — General.  Company hereby represents and warrants to Bank and covenants with Bank as follows:

(a)           Company is a limited liability company duly organized and validly existing under the laws of the State of Delaware with full power and authority to carry on its business as now conducted.

(b)           Company has all requisite power and authority to enter into and perform all its obligations under this Agreement.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action in respect thereof on the part of Company.  This Agreement constitutes the legal, valid and binding obligation of Company enforceable against it in accordance with its terms, subject only as to enforceability of bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(c)           To the knowledge of Company, no consent, approval or authorization of, or declaration, notice, filing or registration with, any government entity or any other person is required to be made or obtained by Company in connection with the execution, delivery and performance of this Agreement except for the registration of Company, any of its Third Party Providers and each Sponsored Members with the Card Associations as required by the Rules and this Agreement.

(d)           As of the date hereof, the knowledge of Company, there is no litigation, proceeding or governmental investigation pending or threatened, and there is no proceeding, pending dispute, or ongoing investigation with any Card Association, and Company does not know of any basis for any such litigation, proceeding, dispute, or governmental or Card Association investigation or any order, injunction or decree outstanding which does or might materially affect Company’s ability to enter into this Agreement or carry out Company’s obligations hereunder.

(e)           To the knowledge of Company, this Agreement does not conflict with any other agreement or obligation of Company and neither the execution and delivery nor the performance of this Agreement will violate, conflict with, result in a breach of or default under, or constitute a violation of Company’s charter documents or membership and operating agreement, any agreement, or any Law by which Company is bound.

(f)            Company will be a registered Member Service Provider, ISO or other designation of the Bank under applicable Rules and remain in good standing and will continue to maintain those registrations throughout the term of this Agreement.

(g)           During the term of this Agreement, Company will respond and attempt to resolve the reasonable inquiries of Bank, Card Associations and Sponsored Members in a prompt and professional manner.

Section 7.3            Company — Card Association Representations, Warranties, and Covenants.  Company hereby represents and warrants to Bank and covenants with Bank as follows:

(a)           Company has received, understands, and agrees to comply in all material respects with all Rules.

(b)           On an ongoing basis, each party will regularly provide the other party with its current addresses (in the case of the Company, for all its offices) to the extent requested by the other party.

(c)           In the event of any inconsistency between any provision of this Agreement and the Rules, except to the extent of any indemnity obligations of Company to Bank hereunder, the Rules in each instance shall be afforded precedence and shall apply.

(d)           This Agreement will automatically terminate with respect to a Card Association if Company’s required registration with such Card Association is revoked or terminated.

(e)           Company acknowledges and agrees that Card Associations’ respective trademarks and service marks are the sole and exclusive property of such Card Associations (“Card Association Marks”).  To the extent required by the Rules, Company agrees to not unreasonably contest the ownership of these Card Association Marks and that Card Associations may at any time immediately and without advance notice prohibit Bank, Company or a Sponsored Member from using their respective Card Association Marks.

(f)            Company acknowledges and agrees that Card Associations shall have the right, either in law or in equity, to enforce any provision of the Rules and to prohibit Company’s conduct that creates a risk of injury to Card Associations or that may adversely affect the integrity of Card Association systems, information or both.

Company agrees to refrain from taking any action that would have the effect of interfering with or preventing an exercise of these rights by Card Associations.

(g)           Company agrees not to use any Card Association Marks other than as permitted by the Rules.  To the extent required by the Rules, Company also agrees not to suggest, imply or in any manner create an impression that it is a member of, endorsed by or an authorized representative of any Card Association unless such rights are granted to Company through a direct agreement between Company and the applicable Card Association.

(h)           To the extent required by the Rules, Company shall be responsible for ensuring that all Sponsored Members comply with the Rules.  Company further agrees, to the extent required by the Rules, to the following:

(i)            Company will not use Card Association equipment and software (“Systems”) and Card Association information identified or reasonably understood to be confidential or proprietary (“Card Association Confidential Information”) for anything other than to provide Company Services in accordance with the Rules;

(ii)           To treat the Card Association Systems and Card Association Confidential Information in at least as careful and confidential a manner as Company treats its own or the Bank’s systems and confidential or proprietary information;

(iii)          To acknowledge that access to the Card Association Systems and Card Association Confidential Information does not convey to Company any right, title, interest or copyright therein or any license to use, sell, exploit, copy or develop them further;

(iv)          To limit access to the Card Association Systems and Card Association Confidential Information to only those Company employees with a need to have access for the Company to perform services under the Sponsored Member Program and to implement and maintain reasonable and appropriate safeguards to prevent unauthorized access to or use of the Card Association Systems or Card Association Confidential Information;

(v)           Upon termination of Company’s performance under the Sponsored Member Program, to immediately cease any and all use of Card Association Systems and promptly thereafter deliver to Bank all Card Association Confidential Information then in the possession or control or, upon request by one or more Card Associations, to immediately cease any and all use of the Card Association Systems and promptly thereafter deliver all Card Association Confidential Information then in its possession or control to Card Associations; and

(vi)          To immediately advise Bank if Company becomes aware that any unauthorized person or external entity gains access to the Card Association

Systems or Card Association Confidential Information by or through Company, the Sponsored Members or any of their systems or with respect to the FTPS Business, whether by legal proceeding or otherwise.

(i)            Card Associations may at any time conduct financial and procedural audits of Company to the extent set forth in the applicable Rules.  Company agrees to cooperate with and promptly supply Card Association with all information and material reasonably requested.

(j)            Company will at all times maintain compliance with, and use commercially reasonable efforts to ensure that its Sponsored Members will at all times maintain compliance with, data security standards and requirements established by the applicable Card Associations, including without limitation PCI compliance.  In the event Company becomes aware that any Sponsored Member is not in material compliance with PCI, Company will take all commercially reasonable measures, up to and including termination of such Sponsored Agreements, to ensure such Sponsored Members remediate any non-compliance as soon as reasonably possible and in accordance with all Card Association mandated timeframes.

ARTICLE VIII

CONFIDENTIALITY,
EXCLUSIVITY

Section 8.1            Confidential Information.  The parties expressly acknowledge that in the course of Bank’s and Company’s negotiation of this Agreement and the performance hereunder, both parties have disclosed prior to the date hereof and may continue to learn certain confidential patent, copyright, business, trade secret, proprietary or other like information of the other party or third parties, including but not limited to the other party’s vendors, consultants, suppliers or customers (collectively, “Confidential Information”).  Anything in this Agreement to the contrary notwithstanding, each party expressly agrees that it will keep confidential any such Confidential Information it learns, and with respect to Bank, such Confidential Information will be restricted to the underwriting and other divisions of Bank and its affiliates that need to know such Confidential Information for purposes of this Agreement, and shall only use such Confidential Information to the extent required to perform their respective duties under this Agreement or to its professional advisors (provided they are subject to retaining the Confidential Information confidential as provided in this section), and will not otherwise use or disclose the Confidential Information to any other person.  Each party expressly further agrees that it shall return to the disclosing party upon that party’s request or upon termination of the Agreement any such Confidential Information and copies thereof.

Section 8.2            Non-Confidential Information.  The provisions of this Article shall not apply to information which: (i) is in the public domain or in the possession of the receiving party without restriction at the time of receipt under this Agreement (except to the extent that information with respect to the Company and its business was available to Bank as a result of Bank’s direct or indirect prior ownership of the business now conducted by Company); (ii) is used or disclosed with the prior written approval of the disclosing party; (iii) is independently developed by the receiving party without use of the other party’s Confidential Information; (iv) is or becomes known to the receiving party from a source other than the disclosing party without breach of this Agreement by the receiving party; or (v) is ordered to be released by a court of competent jurisdiction or appropriate regulatory authority, but in such a case the party required to disclose the information, to the extent possible and legally permissible, shall provide the other party with timely prior notice of the requirements and coordinate with such other party in an effort to limit the nature and scope of the required disclosure.

Section 8.3            Remedy.  In the event of any breach of Sections 8.1 or 8.2, the parties agree that the non-breaching party will suffer irreparable harm and the total amount of monetary damages for any injury to the non-breaching party from any violation of Sections 8.1 or 8.2 will be impossible to calculate and will therefore be an inadequate remedy.  Accordingly, the parties agree that the non-breaching party shall be entitled to seek temporary and permanent injunctive relief against the breaching party, its affiliates, employees, officers, directors, agents, representative or independent contractors, and the other rights and remedies to which the non-breaching party may be entitled to at law, in equity and under this agreement for any violation of this Article 8.  The provisions of Sections 8.1, 8.2, and 8.3 shall survive the termination of this Agreement.

Section 8.4            Exclusivity.  Except for such Clearing, Settlement and Sponsorship Services that Bank declines or is unable to perform hereunder, during the Term of this Agreement, Bank shall be the exclusive provider of the Clearing, Settlement and Sponsorship Services to Company; provided, however, that Company shall be permitted to establish additional BINs and to use such additional BINs to process the minimum amount of volume necessary to establish and maintain such additional BINs.  Except as described on Exhibit 8.4 to this Agreement, during the Term of this Agreement, Bank shall provide the Clearing, Settlement and Sponsorship Services exclusively to Company and to no other person or entity.  This section is not intended to limit the Bank from processing for its own account as long as it is otherwise consistent with its obligation not to compete with the Company.  In the event Bank or its affiliates acquire or merge with banks, other entities, branches or businesses that provide Clearing, Settlement and Sponsorship Services (such acquisition or merger, a “Bank Transaction”), then those merged or acquired banks, other entities, branches or businesses may continue to perform those Clearing, Settlement and Sponsorship Services under their existing contracts or agreements (the “Existing Agreements”) for the duration of those contracts or agreements without regard to the requirements of this Agreement; provided, however, that: (a) if directed to do so by Company and permitted by such contracts or agreements, Bank will terminate such contract and Company will pay any and all termination, conversion or other fees, expenses and penalties and assume any and all liabilities, costs and expenses (including reasonable attorney’s fees and court costs) associated with such termination, and (b) Bank shall terminate or not renew all such contracts or arrangements as soon as reasonably possible if such termination may be accomplished without the payment of fees or the occurrence of any other penalty or liability; provided that Company shall remain liable for any conversion or transition costs and expenses owed by Bank resulting from such termination as set forth above.  In the case of (a) or (b) in the preceding sentence, upon termination of the applicable contract or arrangement, Bank shall use commercially reasonable efforts to assist Company and its efforts to cause the counterparty to such contracts and arrangements to become a customer of Company.

ARTICLE IX

TERM AND TERMINATION

Section 9.1            Term.  This Agreement shall become effective, without further action, as of the date first written above (the “Effective Date”) and shall remain in effect for a period of ten (10) years and shall thereupon be automatically renewed for successive one (1) year terms unless either party notifies the other at least six (6) months prior to the expiration of the then current term that such party does not desire that the Agreement be renewed.

Section 9.2            Termination by Mutual Agreement.  This Agreement may be terminated immediately upon mutual written agreement of the parties.

Section 9.3            Termination Upon Default.  The breach by either party of a material term or condition of this Agreement shall constitute an event of default (“Event of Default”).  If such Event of Default is not cured by the defaulting party within **** **** days (**** **** business days in the event of a failure of Company to fund the Company Settlement Account, the Company Operating Account and/or to otherwise pay amounts owing to Bank under this Agreement in excess of $**** within the timeframes prescribed herein) after delivery of written notice describing the Event of Default, then the nondefaulting party shall be entitled at its sole election, to terminate this Agreement upon **** **** days written notice (**** **** business days in the event of a failure of Company to fund the Company Settlement Account, the Company Operating Account and/or to otherwise pay amounts owing to Bank under this Agreement in excess of $**** within the timeframes prescribed herein) to the other party, except if otherwise agreed by the parties.  To the extent that amounts outstanding are not paid according to the ordinary settlement procedures between the Company and Bank hereunder, then those amounts shall bear interest at ****, which interest shall accrue during the period such amounts are outstanding and be due and payable in addition to the underlying principal amount, which such is repaid.  Notwithstanding the foregoing, if the Event of Default requires earlier termination due to the Rules, then the nondefaulting party may terminate as required by the Rules, subject to reasonable documentation thereof.  In the event of a termination due to Card Association Rules, Bank agrees to use commercially reasonable efforts to work with the applicable Card Associations to pursue alternatives to termination and/or alternative institutions to assume Bank’s obligations under this Agreement.  In the case of Bank, it shall also constitute an “Event of Default” if Bank, (i) fails to settle transactions in accordance with Sections 1.3 and 3.2 if the aggregate amount of transactions that should have been settled exceeds $****, or (ii) whether by merger, stock or asset purchase or otherwise, sells or otherwise transfers, alone, or as part of a larger transaction, the business units of Bank, or portions thereof, which provide the relevant services hereunder and the acquirer thereof does not affirmatively agree in writing to assume the obligations of Bank hereunder, which shall include if such transaction contemplated by this subpart (ii) is entered into due to a regulatory action or order.

Section 9.4            Termination by Reasons of Bankruptcy or Other Material Events.  In the event of the occurrence of any of the following events (each, a “Termination Event”), the solvent party shall have the right to terminate this Agreement immediately upon providing written notice to the non-solvent party:

(a)           the commencement of any bankruptcy, insolvency, reorganization, dissolution, liquidation of debt, receivership or conservatorship proceeding or other similar proceeding under federal or state bankruptcy, debtors relief, or other law by or against the other party; or

(b)           the suspension or termination of business or dissolution of, or the appointment of a receiver, conservator, trustee or similar officer to take charge of, a substantial part of the property of the other party.

Section 9.5            Automatic Termination. This Agreement shall automatically terminate with respect to one or more Card Associations upon Company’s loss of its registration in such Card Association due to revocation or non-renewal of such registration by such Card Association, subject to a ninety (90) cure period unless otherwise required in writing by the Card Association.

Section 9.6            Change of Control.  Bank may elect to terminate this Agreement upon notice to Company if, after the **** anniversary date of this Agreement, 50% or more of the outstanding voting interests of Company or substantially all of the assets of Company are acquired by a financial institution that Bank determines in its commercially reasonable and good faith opinion is capable of sponsoring and supporting Company’s transaction volume on terms no less favorable than those provided to Company hereunder and, in Bank’s commercially reasonable, good faith opinion, is a competitor of Bank.  Company shall, notwithstanding the terms in Section 9.8, transition the Company’s business to a new provider as soon as practicable but in no event shall such transition period exceed **** (****) months from the date of notice of termination from Bank.  Any services provided during this period shall be subject to and in accordance with the terms of this Agreement.

Section 9.7            Survival of Certain Obligations.  Expiration or earlier termination of this Agreement for any reason shall not terminate the obligations described in this Article 9 or in Articles 3, 6, 8(a), 8(b), 8(c) or 10 hereof, or the obligation to pay Bank or Company amounts due hereunder which arise prior to the termination date; all of which survive expiration or termination of this Agreement.

Section 9.8            Rights Upon Termination.  Termination or expiration of this Agreement shall not affect the rights and obligations of the parties for transactions entered into prior to termination.  In the event of termination of this Agreement, the parties agree to cooperate to effect an orderly transition of Company’s business to a new provider, such period not to exceed six (6) months.  Any services provided during this period shall be subject to and in accordance with the terms of this Agreement.  Company shall have such right even where termination is due to a breach or Event of Default by Company.

ARTICLE X

INDEMNIFICATION, LIABILITY AND LIMITATIONS

Section 10.1         Indemnification of Bank. In addition to the obligations of Company to indemnify Bank under other provisions of this Agreement, Company shall indemnify Bank and its directors, officers, employees and agents (“Bank Indemnified Parties”) and hold each of them harmless from and against and defend against, any and all claims, damages, losses, penalties, fines, expenses, costs and/or liabilities (including attorneys’ fees and court costs) (“Losses”) that are caused by or result from Company’s performance or failure to perform its obligations hereunder (including the performance or failure to perform by Company’s third party providers, third party vendors and/or Subcontractors) or under any Sponsored Agreements, by any Sponsored Member, and the breach of any representation or warranty made by Company herein, provided that Company shall have no such obligation to the extent such Losses were caused by or the result of the misconduct, negligence, breach of this Agreement or violation of applicable Law by Bank.  In addition, the indemnity obligations set forth herein shall not apply if such claim arises out of (i) an act of fraud, embezzlement or criminal activity by an employee or agent of the party to be indemnified, (ii) bad faith by the party to be indemnified, or (iii) the failure of the party seeking indemnification to comply with or to perform its obligations under this Agreement.  Company’s obligation to indemnify any Bank Indemnified Party will survive the expiration or termination of this Agreement by either party for any reason.

Section 10.2         Indemnification of Company.

In addition to the obligations of Bank to indemnify Company under other provisions of this Agreement, Bank shall indemnify Company and its directors, officers, employees and agents (“Company Indemnified Parties”) and hold each of them harmless from and against and defend against, any and all Losses that are caused by or result from Bank’s performance or failure to perform its obligations hereunder (including the performance or failure to perform by Bank’s third party providers, third party vendors and/or Subcontractors), and the breach of any representation or warranty made by Bank herein, provided that Bank shall have no such obligation to the extent such Losses were caused by or the result of the misconduct, negligence, breach of this Agreement or violation of applicable Law by Company.  In addition, the indemnity obligations set forth herein shall not apply if such claim arises out of (i) an act of fraud, embezzlement or criminal activity by an employee or agent of the party to be indemnified, (ii) bad faith by the party to be indemnified, or (iii) the failure of the party seeking indemnification to comply with or to perform its obligations under this Agreement.  Bank’s obligation to indemnify any Company Indemnified Party will survive the expiration or termination of this Agreement by either party for any reason.

Section 10.3         Notice.  Each party shall promptly notify the other of any suit or threat of suit which that party becomes aware (except with respect to threat of suit one party might bring against the other) that may give rise to a right of indemnification pursuant to the Agreement.  The indemnifying party will be entitled to participate in the settlement or defense thereof.  The indemnifying party and the indemnified party shall cooperate (at no additional cost to the indemnified party) in the settlement or defense of any such claim, demand, suit or proceeding.

Section 10.4         Limitation on Liability.  Notwithstanding any provisions of this Agreement providing to the contrary, Bank’s liability to Company, regardless of the form of action, shall be limited to the amount of actual, direct damages incurred by Company as a result of Bank’s actions in performing the Bank Services, and in no event shall Bank be liable for (i) any punitive, indirect, incidental or special damages or lost profits even if Bank has been advised of the possibility of such damages, or (ii) the acts or omissions of a third party provider used by Company, or any loss, cost, damage or expense, incurred by any person, entity or Sponsored Member in connection therewith. Notwithstanding any provisions of this Agreement providing to the contrary, Company’s liability to Bank, regardless of the form of action, shall be limited to the amount of actual, direct damages incurred by Bank as a result of Company’s actions under this Agreement, and in no event shall Company be liable for (i) any punitive, indirect, incidental or special damages or lost profits even if Company has been advised of the possibility of such damages, or (ii) the acts or omissions of a third party provider used by Bank, or any loss, cost, damage or expense, incurred by any person, entity or Sponsored Member in connection therewith.

Section 10.5         Representations and Warranties.  OTHER THAN AS SET FORTH HEREIN, BANK MAKES NO REPRESENTATIONS OR WARRANTIES, EITHER STATUTORY, EXPRESS OR IMPLIED, OF ANY KIND WITH RESPECT TO THE BANK SERVICES, BANK’S PERFORMANCE OF THE BANK SERVICES UNDER THIS AGREEMENT, OR THE PERFORMANCE OF ANY CARD ASSOCIATION, INCLUDING, WITHOUT LIMITATION, THOSE OF MERCHANTABILITY FOR A PARTICULAR PURPOSE, WHICH, WITHOUT LIMITING THE FOREGOING, ARE DISCLAIMED BY BANK.  OTHER THAN AS SET FORTH HEREIN, COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES, EITHER STATUTORY, EXPRESS OR IMPLIED, OF ANY KIND WITH RESPECT TO THE COMPANY SERVICES, COMPANY’S PERFORMANCE OF THE COMPANY SERVICES UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THOSE OF MERCHANTABILITY FOR A PARTICULAR PURPOSE, WHICH, WITHOUT LIMITING THE FOREGOING, ARE DISCLAIMED BY COMPANY.

ARTICLE XI

MISCELLANEOUS

Section 11.1         Notices.  All notices, demands and other communications hereunder shall be in writing and shall be delivered (i) in person, (ii) by United States mail, certified or registered, with return receipt requested, (iii) by national overnight courier with record of successful delivery retained (e.g., FedEx), or (iv) by facsimile with record of successful transmission retained, as follows:

If to the Company:	Fifth Third Processing Solutions, LLC
c/o Advent International Corp.
75 State Street
Boston, MA 02109
Telephone: (617) 951-9400
Email: cpike@adventinternational.com
Attn: Chris Pike

With a copies to:	Weil, Gotshal & Manges, LLP
(which shall not constitute notice)	100 Federal Street, 34th Floor
Boston, MA 02110
Telephone: (617) 772-8300
Facsimile: (617) 772-8333
Email: james.westra@weil.com
Email: marilyn.french@weil.com
Attn: James Westra; Marilyn French

Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263
Telephone: (513) 579-4300
Facsimile: (513) 534-7678
Email: paul.reynolds@53.com
Attn: Paul Reynolds

Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Telephone: (212) 558-4000
Facsimile: (212) 291-9085
Facsimile: (212) 291-9065
Email: korrya@sullcrom.com
Email: gladina@sullcrom.com
Attn: Alexandra D. Korry; Andrew R. Gladin

If to the Bank:	Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263
Telephone: (513) 579-4300
Facsimile: (513) 534-7678
Email: paul.reynolds@53.com
Attn: Paul Reynolds

with copy to:	Sullivan & Cromwell LLP
(which shall not constitute notice)	125 Broad Street
New York, NY 10004
Telephone: (212) 558-4000
Facsimile: (212) 291-9085
Facsimile: (212) 291-9065
Email: korrya@sullcrom.com
Email: gladina@sullcrom.com
Attn: Alexandra D. Korry, Andrew R. Gladin

The persons or addresses to which mailings or deliveries shall be made may be changed from time to time by notice given pursuant to the provisions of this Section 11.1.  Any notice, demand or other communication given pursuant to the provisions of (a) Section 11.1(ii) shall be deemed to have been given on the earlier of the date actually delivered or five (5) days following the date deposited in the United States mail, properly addressed, postage prepaid, as the case may be, (b) Section 12.1(iii) shall be deemed to have been upon actual receipt if sent by overnight courier, and (c) Section 12.1(iv) shall be deemed to have been given on the date of electronic confirmation of receipt.

Section 11.2         Independent Contractor.  The relationship between both parties under this Agreement is that of independent contractor.  Nothing herein contained shall be construed as constituting a partnership, joint venture or agency between the parties hereto.

Section 11.3         Assignment; Subcontracting.  This Agreement shall not be assignable in whole or in part by either party without the other party’s prior written consent, which shall not be unreasonably withheld, and any attempted assignment without such consent shall be void.  Without limiting Company’s obligations hereunder, Company will not delegate, assign or otherwise arrange for the provision of all or part of the Services to be performed by an agent, contractor, supplier or vendor of Company (“Subcontractor”) unless the Subcontractor meets the due diligence and related criteria of Company found on Exhibit 11.3 hereto (such process to be subject to audit by Bank), but if not meeting such criteria, then subject to the prior written consent of Bank, such consent not to be unreasonably withheld, conditioned or delayed.  Bank is entitled to withhold its consent if not doing so would cause it to violate a Law applicable to it or otherwise, in the good faith opinion of Bank, subject Bank or its affiliates to regulatory concern, criticism or action, or if Bank has had a problem or terminated a relationship with a Subcontractor; if such Subcontractor is located or performs the services outside the United States, the Subcontractor is a direct competition of Bank; or for reasons that indicate that such Subcontractor would be incapable of providing the Services being subcontracted to it; provided, however, that Company shall not be required to obtain Bank’s consent in the event such Subcontractor is approved for use by Bank as of the date of this Agreement.  In the event Bank consents to a Subcontractor, Company’s written agreement with such Subcontractor shall include provisions that ensure that such Subcontractor have in place the technological, physical and organizational security safeguards to protect confidential information of Bank and customers of Bank against anticipated threats or hazards, loss, theft, unauthorized access, disclosure, copying use, modification, disposal and destruction of confidential information and will cause any Subcontractor to adhere to the requirements of this Agreement.  Company agrees that its obligations hereunder are not relieved or diminished in the event of the errors or omissions of a

Subcontractor and that Company is responsible for the performance, acts and omissions of any Subcontractor. Notwithstanding any such assignment, delegation or subcontract, assignor shall remain jointly and severally liable for all of its obligations under this Agreement which are so assigned, delegated or subcontracted.  Notwithstanding any such assignment, delegation or subcontract, assignor shall remain jointly and severally liable for all of its obligations under this Agreement which are so assigned, delegated or subcontracted.  Notwithstanding the foregoing, Bank may assign this Agreement, in part or in whole, to any of its affiliates without the consent of the Company, provided, further, that such affiliate must be capable of, and specifically agree in writing that it will be, performing the Bank Services and assuming Bank’s obligations hereunder.

Section 11.4         Waiver.  No term or provision hereof will be deemed waived, and no variation of terms or provisions hereof shall be deemed consented to, unless such waiver or consent shall be in writing and signed by the party against whom such waiver or consent is sought to be enforced.  Any delay, waiver or omission by Company or Bank to exercise any right or power arising from any breach or default of the other party in any of the terms, provisions or covenants of this Agreement shall not be construed to be a waiver by Company or Bank of any subsequent breach or default of the same or other terms, provisions or covenants on the part of the other party.

Section 11.5         Successors.  Subject to the restrictions on assignment contained herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.  There are no third party beneficiaries of this Agreement.

Section 11.6         Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio except where Federal law is applicable.

Section 11.7         Headings Not Controlling.  Headings used in this Agreement are for reference purposes only and shall not be deemed a part of this Agreement.

Section 11.8         Conflicts.  In the event of a conflict between the body of this Agreement and any other agreement or any Exhibit hereto, the body of this Agreement shall control; provided, that in the event that this Agreement and the MIA are deemed to conflict, the terms of the MIA shall control.

Section 11.9         Entire Agreement.  This Agreement including any schedules or exhibits hereto which are an integral part hereof and incorporated into as a part of this Agreement, constitutes the only agreement between the parties hereto relating to the subject matter hereof, except where expressly noted herein, and all prior negotiations, agreements and understandings, whether oral or written, are superseded or canceled hereby.

Section 11.10       Modification.  This Agreement may not be amended or modified except in a written document signed by authorized officers of both parties.  Notwithstanding any other provision in this Agreement, Company acknowledges that this Agreement shall be automatically modified to the minimum extent necessary to comply with any mandatory requirement(s) or mandatory duties imposed on Bank by Bank’s auditors, state and/or federal regulators or the Card Associations if the Bank gives Company notice of such modifications as soon as practical, and to the extent Bank cannot comply with such requirements or duties, or cause them to be inapplicable to Bank, through other commercially reasonable means; provided that if such modification materially changes the benefits or obligations of Company under this Agreement, Company may terminate this Agreement by providing thirty (30) days written notice of such termination to Bank.

Section 11.11       Severability.  If any provision of this Agreement is declared or found to be illegal, unenforceable or void, this Agreement shall be construed as if not containing that provision, the rest of the Agreement shall remain in full force and effect, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

Section 11.12       Force Majeure.  Neither party shall be liable for a delay in its performance or failure to perform any of its obligation under this Agreement to the extent such delay is due to causes beyond the control of that party and is without its fault or negligence, including, but not limited to, acts of God, labor disputes, governmental requests, regulations or orders, utility or communications failure, delays in transportation, national emergency, war, civil commotion or disturbance, war conditions, fires, floods, storms, earthquakes, tidal waves, failure or delay in receiving electronic data, equipment or systems failure or communication failures.  No party shall be relieved of its obligations hereunder if its failure of performance is due to removable or remediable causes which such Party fails to remove or remedy using commercially reasonable efforts within a reasonable time period.  A party rendered unable to fulfill any of its obligations under this Agreement by reason of a force majeure event hereunder shall give prompt notice of such fact to the other party, followed by written confirmation of notice, and shall exercise due diligence to remove such inability with all reasonable dispatch.

Section 11.13       Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all which together shall constitute one and the same Agreement.

Section 11.14       Further Assurances.  Each party agrees to assist, cooperate, execute documents and take such actions and provide such further assurances as to effect the transactions contemplated by this Agreement.

Section 11.15       JURISDICTION/WAIVER OF JURY TRIAL.  BANK AND COMPANY HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION CONCERNING ANY RIGHTS OR DISPUTES UNDER THIS AGREEMENT.  BANK AND COMPANY HEREBY AGREE THAT, AND CONSENT TO, THE EXCLUSIVE JURISDICTION AND VENUE FOR ANY DISPUTES HEREUNDER SHALL BE AN APPROPRIATE FEDERAL OR STATE COURT LOCATED IN CINCINNATI, OHIO.

Section 11.16       Non-Affiliates.  For purposes of the duties and obligations to one another as set forth in this Agreement, Bank and Company shall not be considered “affiliates” of one another notwithstanding Bank’s ownership of equity in Company.

*Signatures on Following Page*

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed and delivered by its duly authorized officers and to be made as of the date first stated above.

FIFTH THIRD PROCESSING SOLUTIONS, LLC
(F/K/A FTPS OPCO, LLC)

By:	/s/ Charles D. Drucker
	Name:	Charles D. Drucker
	Title:	Chief Financial Officer

[Signature Page to Clearing, Settlement and Sponsorship Services Agreement]

FIFTH THIRD BANK

By:	/s/ Paul L. Reynolds
	Name:	Paul L. Reynolds
	Title:	Executive Vice President, Secretary and
Chief Legal Officer

By:	/s/ Ross Kari
	Name:	Ross Kari
	Title:	Executive Vice President and Chief
Financial Officer

[Signature Page to Clearing, Settlement and Sponsorship Services Agreement]

SCHEDULE A

CARD ASSOCIATIONS

Network
ACCEL/Exchange
Alaska Option Network
Armed Forces Financial (AFFN)
Cirrus
Credit Union 24
Interlink
Maestro
MasterCard
NYCE
Plus
Pulse
STAR
Visa

EXHIBIT A

CRITERIA

(attached hereto)

EXHIBIT B

FEES

The fees payable by Company to Bank as of the Effective Date are as follows:

Use of BIN	$**** ****

EXHIBIT 8.4

Checkfree

First American Payment Systems

ECHO (Electronic Clearing House)

Excellence in Motivation

TransFirst (the following are sponsored by FTB on behalf of TransFirst):
Solveras
Montrenes Financial Services
National Payment Processing
Premier Americard
Robski Enterprises

Servicio Uniteller, Inc.

EXHIBIT 11.3

CRITERIA

Third Party Service Provider Guidelines, dated June 19, 2008, included on Exhibit A

Exhibit A

Underwriting of Credit Card Program Sponsorships:

When the Bank provides sponsorship of a Credit Card program for a Financial Institution, the Bank expects the FI to each day meet its obligation to fund its Acquirer settlement obligation. The ability of the FI to meet this obligation is dependent upon the liquidity and financial health of the FI offering the card program. The Sponsor may become exposed to loss upon the FI failing to meet its obligation to Acquiring members for transactions initiated by the FI’s cardholders. The FI should maintain with the Sponsor a prefunded account with a balance equal to **** days of average credit card loan settlements to mitigate potential loss to the Sponsor.

If an FI failed to meet its settlement obligation the most extreme and effective means to limit the Sponsor’s exposure to funding card program acquirer settlement would be the immediate closure of all of the FI’s accounts to further use. Ultimately, in the event of the failure of the FI there would have to be coordination with FDIC or other similar body that would take the failed FI into Receivership to determine the disposition of the failed institutions card program.

At inception and ongoing during the life of the Sponsorship it is necessary to evaluate the financial condition of the FI offering the program. The evaluation will include a review of the past **** years audited financial statements for the FI and consideration of the FIS score retrieved for the FI. Additionally, the activity of the card program must be assessed including review of projected and/or actual program settlement volumes and the credit quality of the card program as measured by reporting on the delinquency (****  — ****  buckets) and chargeoff rates associated with the portfolio. The application for a new program should include the submission of the Card Program Application Form. The program data will be evaluated and summarized in a Summary Memorandum in order that determination may be made as to whether the program sponsorship should be initiated and/or continued.

Merchant ISO Program Monitoring Guidelines

Merchant ISO Program Monitoring Guidelines

Purpose:                                               At times FTB may elect to employ the services of third party Independent Sales Organizations (ISO) to support an expansion of its merchant account base.  These guidelines establish and direct the monitoring of third parties involved in supporting merchant accounts established on behalf of the Bank by other than FTB staff.

Programs:                                     Sale Support Only:

In the simplest form FTB may choose to engage in an ISO that serves only to solicit new merchant account applications on behalf of the Bank.  In this instance full account applications are submitted directly to the FTB Merchant underwriting group for approval and processing.  Approved accounts receive full processing support including but not limited to customer service, invoicing, chargeback processing and transaction monitoring from the same resources supporting internally sourced merchant accounts.  FTB will own the full economic value of the merchant account and pay a “commission” to the ISO for sourcing the account.

Third Party Partner with economic interest in merchant accounts:

These programs involve third party partners that not only source merchant account applications but also will claim “economic ownership” of the sourced accounts.  The third party will typically pay a BIN sponsorship fee (and possibly other fees) to the Bank allowing approved merchants to submit sales transactions for payment into payment networks for which FTB has provided sponsorship.  FTB will typically provide minimal direct support of processing activities for these merchant accounts as third party partners will often provide transaction processing support, new account underwriting review, transaction monitoring, merchant invoicing and other related program services.  Third party partners retaining economic ownership of merchant accounts may rely upon other ISO’s to provide merchant sales support subject approval by FTB.

Merchant settlement and merchant reserve accounts must be maintained at FTB in the direct control and ownership of FTB.  Processes will be maintained to facilitate daily review by the FTB merchant underwriting team of all new account applications approved by third party partners.  Sufficient information regarding each merchant applicant’s business must be provided to allow FTB to validate the MCC assigned for each account.

Partner Monitoring: ISO’s:

Upon inception of the relationship and at least **** thereafter the following due diligence reviews will be completed.

•                  Financial review — partner condition and reliability will be assessed from review of financial statements and/or business or personal credit reports.

•                  Site Inspection — to provide a description of business functions provided by ISO and related supporting staff.  The inspection will be completed by FTB or the third party partner owning the economic value of the merchant accounts originated by the ISO.  A relationship summary Memorandum will be completed summarizing results and recommendations of the ISO review.

Third Party Partner:

In addition to completing the annual financial review and site inspection described in the preceding section the Monthly Data Review outlined below will be conducted for third party partners owning the economic value of sponsored merchant accounts and the related merchant portfolios.  The analyst completing the review (with consent from management) may elect to exclude some of the recommended analysis in instances where supporting data is not available due to lack of contractual requirements compelling the provision of the data or inability of the Third Party Partner to provide the data.  It is expected when the Relationship Summary Memorandum is completed the conclusion will consider the impact of continuing support of the relationship absent certain data or analysis.

Monthly Data Review

•                  Processing statistics: sales volume ($), returns ($) and CB’s($)

•                  Portfolio MCC Distribution by sales volume including top ten and high-risk MCC’s

•                  Merchants qualifying for excessive chargeback or fraud monitoring programs administered by the payment networks

•                  Merchant reserve balances.

Fifth Third Processing Solutions

2

Review Cycle (check one)		Change Type (check one)

Quarterly	☐	New	☐
Semi-Annual	☐	Update	☒
Annual	☒	Minor Change	☐

Version Number	Author	Date	Reason for Change	Change Description

Document Author:
Document Approved By:
Approved Date:
Document Owner:

FOR ADMINISTRATION ONLY:

Approval Level	Approval Date(s)

Department Manager	☒
Divisional/Department Committee	☐
Enterprise Committee	☐
Risk/Compliance Committee	☐
Bancorp Board	☐

3

Merchant Account Underwriting Guidelines

FTPS - Merchant Account Underwriting Guidelines

Owner: FTPS Credit

Last Update: 10/29/2008

Purpose:

To provide guidance on the analysis of documentation and information relied upon in the underwriting of bankcard merchants for credit, debit, check conversion and gift card processing.  If a business type is not specifically addressed in these guidelines, the Credit Department will assess the risk and credit worthiness on a case-by-case basis.

Guidelines:

Information and documentation to support applications for merchant processing accounts:

•                  Complete Fifth Third Processing Solutions Bank Card Merchant Application and Agreement.

•                  Inquiry against MATCH file must be completed to determine if applicant and any owners are listed.

•                  Signed Personal Guaranty, except;

•                  When business financial statements are provided demonstrating sufficient profitability and adequate net worth to support approval of the application.

•                  A charitable not for profit in business greater than one year, a college or university, or a government entity.

•                  Documentation to identify the business and principal owners in accordance with the Bank’s CIP program related to US Patriot Act requirements.  If a site inspection is used to verify merchant identity the FTPS sales person completing the application must conduct it.  This condition is separate from and not subject to the rules in the next item regarding standard application due diligence requirements.

•                  A satisfactory site inspection of the merchant location except in the following instances;

•                  When the merchant processing proceeds are ****.

•                  The merchant application is submitted in connection with a ****.

•                  The merchant is a ****.

•                  The merchant is a ****.

•                  A site inspection of the merchant’s physical premises should include the determination that signage is consistent with the described type of business.  The inspection should determine the product inventory or services rendered are consistent with the business type described and projected sales volume.

•                  The site inspection when required should be documented in one of the following manners;

•                  If the FTPS Sales representative has visited the merchant location the box confirming the visit should be checked on the application.  Site inspection documentation will not be required when a member of the National Sales team submits the application, as they do not utilize the FastApp form with the checkbox and it is understood the National Sales process involves through and intense customer interaction providing assurance the intent of the site inspection has been achieved.

•                  If the inspection is completed by a 5/3 Bank representative other than the FTPS Sales representative an “Inspection Report” form should be completed signed and submitted with other supporting documentation.

•                  In the event neither an FTPS representative or 5/3 Bank Associate has completed an inspection the merchant may provide interior and exterior photos of the business location that adequately identify the business location and operations.

•                  If sales are primarily conducted via the internet, the merchant’s website should include the following: the merchant outlet’s permanent address, a complete description of the products and services, return & refund policy, customer service contact information, transaction currency, export restrictions, delivery policy, consumer data privacy policy, and website security policy. Screen prints of web pages should be imaged into the online application for any merchants whose primary method of selling is over the Internet and expected monthly sales volume is greater than $**** per month.

•                  A copy of a voided check, Bank letter, or other acceptable means to verify the account to which the merchant proceeds will be deposited.

•                  Information or documentation that fully and adequately identifies the goods or services sold by the merchant and the terms by which a cardholder will pay the merchant for the goods or services.  This may include but not be limited to catalogs, invoices or other similar documentation.  For certain businesses where the goods or services rendered are readily evident (i.e. restaurant) documentation will not be necessary.  The goods or services provided by the merchant must not violate any applicable laws.

•                  Merchants currently accepting Visa and MasterCard should submit as needed when requested by underwriting the most **** processing statement to verify sales volume, return rate, and chargeback rate. If an affiliated company is currently processing with FTPS, the online application should be noted to reference the chain code for the existing account (s) so that processing activity can be reviewed.  In the event chargeback activity with another processor or FTPS is greater than **** basis points, the Analyst will review the account with the Credit Supervisor.

•                  For sales transactions where the card is not present such as those involving mail, phone or internet it should be determined if product or service fulfillment is performed by the merchant or any independent third party such as a fulfillment house.  Appropriate due diligence such as a review of references, business credit report or financial statements for the third party or fulfillment house should be completed

Fifth Third Bank Processing Solutions

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to determine reliability of this entity.  It will not be necessary to complete this due diligence for merchants processing less than $****.

•                  Business financial statements should be submitted to support all applications for Category A merchants with annual processed volume in excess of $****, Category B merchants with annual processed volume in excess of $**** as well as all Category C, D, E, F & G merchants and any merchants designated as High Risk.  Financial statements for the last **** in the form of accountant prepared reports, business tax returns or internally prepared statements should include a Balance Sheet and Income Statement.

•                  In any instance the estimated Potential Exposure is $**** as calculated in accordance with the Merchant Exposure Guidelines it will be necessary to assign a PD rating to the applicant (most recent fiscal year end financial statements are necessary) and document the application approval using an FTPS Relationship Summary Memorandum. The Credit Analyst should query the Commercial Credit Authorization System (CCAS) to determine if a rating has already been assigned to the customer relationship in connection with another established banking relationship.

•                  FTPS will accept the PD rating assigned by an Affiliate or Commercial lending group relying upon the significance of the rating in its decision making process.  Further FTPS will create a proposed “Product” in CCAS to be tied to the existing relationship.  This proposed Product should be assigned the appropriate LGD rating using the FTPS Obligation model in accordance with the Dual Risk Rating Guidelines.

•                  If a customer relationship with PD rating has not been found for the customer after a through search of CCAS the FTPS Credit Analyst will spread the applicants financial statements using Moody’s Financial Analyst in order to derive the input data needed to complete the appropriate C&I rating model in CCAS.  The FTPS Analyst will complete the rating process by creating a proposed customer relationship in CCAS and assigning the appropriate PD and LGD ratings.

•                  Upon notification that a chain number has been assigned to an approved merchant account the chain will be designated as a National Merchant via the CAB2 function in 5/3 Direct resulting in connection to the proposed FTPS product established in CCAS at the time of underwriting.  This will facilitate the reporting of FTPS merchant account exposure in the CCAS system.

•                  Any merchant designated as a Level 1 or 3 Merchant (refer to visa.com/cisp for eligibility criteria) for purposes of the Payment Card Industry Data Security Standard (PCI DSS) program must submit a satisfactory Report on Compliance or provide satisfactory confirmation the audit is underway accompanied by a detailed remediation plan as well as other relevant information as requested by underwriting. Any merchant categorized as a Level 2 should provide documentation that an audit is underway in advance of ****, after **** the same information as required of a Level 1 or 3 Merchant should be provided.

•                  Applications from the National Sales channel that are subject to an individually negotiated merchant agreement will obtain an initial or preliminary approval by all required signers based on potential exposure prior to commencement of contract work by FTPS Legal.  Upon completion of the contract negotiation FTPS Legal will provide a summary of modified contract terms to the credit analyst in order that a final version of the FTPS Relationship Summary Memorandum may be circulated for signature by all required approvers.

3

Application Approval Guidelines

Refer to the FTPS Merchant Exposure Guidelines for category assignments based on Merchant Category Codes (MCC)

Category A

This category generally includes card present retail merchants offering immediate consumption of goods or services.  This category also includes post-paid B-to-B transactions, Professional Services, Educational Institutions and Governmental Entities.

Category A Merchants Processing Less than $****

•                  Generally, a low risk merchant will be approved provided a complete application package as described above is provided and the following criteria are met:

•                  Personal Guarantor with credit bureau score (FICO) greater than **** with no prior bankruptcy during the past **** or any incident of a judgment, lien or collection account in excess of $**** per incident during the past ****.

•                  Any credit report with a fraud alert will be manually reviewed and investigated by the underwriter and / or manager

•                  Estimated exposure less than $****.

•                  If the above criteria are not met the following documentation or information should be evaluated to determine the eligibility of the merchant.  It is not necessary for all of the below criteria to be present or true rather the underwriter must justify an approval decision based on an appropriate combination of these factors with all other relevant application data:

•                        Financial information for the most recent fiscal year-end from the contracting entity or corporate entity providing an Unlimited Payment Guaranty.  At a minimum an income statement and balance sheet should be provided.  These may be presented in the form of business tax returns; accountant prepared financial statements, or internally prepared statements.

•                        Length and breadth of other banking service relationships with Fifth Third Bank.

•                        Length of time the current business ownership has been established, any period greater than ****  would be considered significant and increasing proportionately with the length of established ownership.

•                        A business credit report for the applicant with substantial information supporting credit worthiness.

•                        Proposed cardholder transactions involving small average ticket amounts such as those below $****.

•                        In those cases with marginal Guarantor credit scores or occurrences of prior bankruptcy or significant adverse credit such as judgment or lien precluding an auto approval, low estimated monthly processed volumes and low calculated exposures in card present transactions or evidence of sufficient reestablished credit may be considered as significant compensating factors.

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Category A Merchants Processing Greater than $****

Financial information from the most recent year-end from the contracting entity or the corporate entity providing an Unlimited Payment Guaranty should be submitted.  At a minimum an income statement and balance sheet should be provided.  These may be presented in the form of business tax returns; accountant prepared financial statements or internally prepared statements. Profitability and balance sheet strength are key considerations in determining the merchant will not suffer a default that would result in cardholder chargebacks not honored by the merchant.

Category B

Merchant’s assigned an MCC code in the A category but conducting more than **** % of their business in a no card present manner.  Also included are higher risk card present transactions such as taxi or limo services and some general business service providers.

Category B Merchants processing less than $ ****

•                  Generally, a merchant will be approved as medium risk if all of the required documentation is provided and the following criteria is met:

•                  Personal guarantee with credit bureau score greater than **** with no prior bankruptcy during the past ****  or history of significant judgments, liens or collection accounts (significant will be defined as one or more judgments, liens or collection accounts in excess of $****  per incident.

•                  Any credit report with a fraud alert will be manually reviewed and investigated by the underwriter and / or manager

•                  Estimated exposure less than $****

•                  If the above criteria are not met the following documentation or information should be evaluated to determine the eligibility of the merchant.  It is not necessary for all of the below criteria to be present or true rather the underwriter must justify an approval decision based on an appropriate combination of these factors with all other relevant application data

•                        Financial information for the most recent **** from the contracting entity or corporate entity providing an Unlimited Payment Guaranty.  At a minimum an income statement and balance sheet should be provided.  These may be presented in the form of business tax returns; accountant prepared financial statements, or internally prepared statements.

•                        Length and breadth of other banking service relationships with Fifth Third Bank.

•                        Length of time the current business ownership has been established, any period greater than ****  would be considered significant and increasing proportionately with the length of established ownership.

•                        A business credit report for the applicant with substantial information supporting credit worthiness.

5

•                        In those cases with marginal Guarantor credit scores or occurrences of prior bankruptcy or significant adverse credit such as judgment or lien precluding an auto approval, low estimated monthly processed volumes and low calculated exposures or evidence of sufficient reestablished credit may be considered as significant compensating factors.

•                        Proposed cardholder transactions involving small average ticket amounts such as those below $****.

Category B Merchants Processing Greater than $****

Financial information from the most recent year-end from the contracting entity or corporate entity providing an Unlimited Payment Guaranty will be required to support approval of a category B applicant with proposed processing volume greater than $****.  At a minimum an income statement and balance sheet should be provided.  These may be presented in the form of business tax returns; accountant prepared financial statements or internally prepared statements. Profitability and balance sheet strength are key considerations in determining the merchant will not suffer a default that would result in cardholder chargebacks not honored by the merchant.

CATEGORY C, D, E, F & G

Included in these categories are Direct Marketing merchants, businesses involved in the Contracting Industry, and business typically associated with the acceptance of prepayment for goods and services as well as those merchants that will accept PIN Debit only transactions.

All Processing Volumes

•                  Financial information from the most recent **** from the contracting entity or corporate entity providing an Unlimited Payment Guaranty will be required.  At a minimum an income statement and balance sheet should be provided.  These may be presented in the form of business tax returns; accountant prepared financial statements or internally prepared statements. Profitability and balance sheet strength are key considerations in determining the merchant will not suffer a default that would result in cardholder chargebacks not honored by the merchant.

•                  Personal Net Worth Statement — any personal guarantor should submit as needed when requested by underwriting a personal net worth statement signed and dated within the last ****.

•                  If the above criteria is not met and in instances where the monthly processing volume is less than $****, the following documentation or information should be evaluated to determine the eligibility of the merchant.  It is not necessary for all of the below criteria to be present or true rather the underwriter must justify an approval decision based on an appropriate combination of these factors with all other relevant application data

•                        Length and breadth of other banking service relationships with Fifth Third Bank.

•                        Length of time the current business ownership has been established, any period greater than ****  would be considered significant and increasing proportionately with the length of established ownership.

•                        A business credit report for the applicant with substantial information supporting credit worthiness.

6

•                    Credit worthiness of personal guarantor.  In those cases with marginal Guarantor credit scores or occurrences of prior bankruptcy or significant adverse credit such as judgment or lien, low estimated monthly processed volumes and low calculated exposures or evidence of sufficient reestablished credit may be considered as significant compensating factors.

•                    Minimal advance payment acceptance and proposed cardholder transactions involving small average ticket amounts such as those below $****.

HIGH RISK BUSINESS TYPES

The following businesses, regardless of the exposure category assigned by MCC present substantial financial and/or reputation risk to the Bank. As a result FTPS Sales should not target or solicit any of the business types listed below and approval may generally be granted only on a very limited basis. Any application for a merchant identified as High-Risk must include all documentation required for a Category C. Regardless of the amount of calculated exposure the application must always gain the approval of the FTPS Merchant SVP.

“Get Rich Quick” Investment Opportunity

“How To” Seminars, Books, etc.

Adult Entertainment

Airlines < $**** annual volume

Bail Bond Service in business less than ****

Career Placement / Advice Centers

Cruise Lines < $**** annual volume

Dating / Escort services

Exporting

Health/Vitamins — Internet only

Internet Payment Service Providers

Multi Level Marketing

Occult Materials

Pawn Shop in Business less than ****

Personal Enhancement

Psychic Services

Timeshares

Travel Agency or Tour Operator

Travel Clubs

Warranty Companies

PROHIBITED BUSINESS TYPES

The following are business types that FTPS generally will not provide a merchant processing account.  In the extremely unlikely event an application is considered regardless of calculated exposure the application must always gain the approval of the FTPS EVP.

•                  Adult content websites

•                  Airline > $**** annual volume

•                  Collection Agency — merchant may not accept a card as payment for a dishonored check or for an item deemed uncollectible by another merchant.

•                  Credit report or cleansing service

7

•                  Cruise Line > $**** annual volume

•                  Debt Consolidation Services

•                  Direct Marketing - Outbound Telemarketing MCC 5966

•                  Direct Marketing — Inbound Teleservices MCC 5967

•                  Gambling Establishments MCC 7995, under no circumstances may an account be established for such a business operating in a no card present manner.

•                  Money Transfer / Check Cashing

•                  No card present Tobacco sales.

•                  No card present sales of pharmaceuticals except for those outlets of established national pharmacy chains.

•                  Quasi-cash merchants

•                  Any merchant selling goods or services that represent a violation of any law.

•                  Any merchant operating outside the United States or Puerto Rico

•                  Merchant submitting sales for payment that resulted from another commercial entity providing goods or services to the cardholder.

•                  A merchant may not accept a card at a scrip-dispensing terminal.

GUIDELINE EXCEPTIONS

Exceptions to any of the above guidelines will be granted by obtaining approval from an additional signer as defined on the “FTPS Merchant Relationship Approval Authorities” one level above that required for the amount of exposure related to the application.  Some common examples of exceptions requiring additional approval are as follows:

•                  Approval of an application without financial statements when requested by the Guidelines.

•                  The absence of a due diligence investigation on a fulfillment house used by a merchant.

Miscellaneous

I. Credit Report Analysis

Personal credit reports containing any of the following information should be reviewed with the Credit Manager.

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•                  Bankruptcies or Foreclosures

•                  Any tax liens, judgments or collections whether paid or unpaid with balances in excess of $****  per incident.

•                  FICO scores less than **** being considered for approval with calculated exposure greater than $**** and other compensating factors.

II. Additional Locations

Requests to add additional merchant processing locations will be presented and processed through the Online Application in 5/3 Direct.  Analysis will include the determination:

•                  The MCC assigned to the requested additional location matches the MCC predominantly assigned to the chain, and

•                  The Voucher Code assigned to the requested additional location matches the MCC predominantly assigned to the chain.

•                  When possible confirm the DDA account to which the merchant proceeds will be deposited belongs to the entity FTPS has contracted with.  Confirm the DDA and R&T numbers have not been transposed or otherwise incorrectly recorded.

III.  Special Guidelines for Franchises and Associations

A.            Retail **** Merchants

Approval of retail **** shall be subject to the guidelines established for Category A with the following exception:

1.  Financial statement may be waived if all of the following criteria are met:

•                  Unbundled billing

•                  Annual V/MC credit and debit sales totaling $**** or less and in a combination such that exposure does not exceed $****.

•                  Must be “****” by V/MC

•                  Maximum charge-backs as % of V/MC sales: **** %

•                  Personal Guaranty with minimum **** FICO score or a satisfactory business credit report in lieu of the guaranty.

B.            ****  Franchises

Generally, ****  franchises will be approved if the following criteria are met:

•                  Debit only

•                  Merchant processes less than **** transactions per month (Equates to exposure less than $****  for each franchise)

C.            **** Franchises

Generally, ****  franchises will be approved if the following criteria are met:

•                  Annual V/MC volume less than $**** (Equates to exposure less than $**** for each franchise)

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D.            ****  Franchises

Generally, ****  franchises will be approved if the following criteria are met:

•                  Annual V/MC volume less than $****  (Equates to exposure less than $****  for each franchise)

E.              ****  Franchises

Generally, ****  franchises will be approved if the following criteria are met:

•                  Bundled merchants - Annual V/MC volume less than $**** (Equates to exposure less than $****  for each franchise)

•                  Unbundled merchants — Annual V/MC volume less $**** (Equates to exposure less than $****  for each franchise)

F.              ****  locations

If a personal guaranty is provided without accompanying business financial statements approval will be considered subject to the following:

•                  FICO score > ****

•                  Processed volume < $****

•                  Average ticket < $****

IV. Change of Ownership

All change of ownership merchant applications will be considered a “new” application subject to guidelines for the corresponding category.

V. Applications not submitted via the Online Application

•                  Sales or Relationship Management submit all paper folders to Underwriting

•                  Underwriting will review the application for accuracy and completeness.  Underwriting will verify compliance with the FTPS CIP program, retrieve a MATCH file inquiry, and pull a credit report as needed. If the application is submitted with a Chain number, the information will be put into the Patriot Act database.

•                  Underwriting will conduct a credit review in accordance with the guidelines assigned for the category the merchant is assigned.

•                  Upon approval the analyst will convey approval information to Sales, Conversions or Relationship Management as needed. The Relationship Management Group will continue to “maintenance” the account on the back-end as needed.

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VI.  Checkfree Application Process

1.               The Relationship Management Group will receive all applications & documentation and ensure that all information is accurate and legible plus verify that Patriot Act CIP information is in sync with documentation supplied.  If there are outstanding issues or discrepancies, Relationship Management will work with the referring party representative until issues are resolved.  In instances where a new chain is needed, the information is entered and submitted via the online application.

2.               Underwriting receives the information and completes the following:

a.               Re-verification of Patriot Act information

b.              Entry into the Patriot Act Database

c.               MATCH inquiry performed

d.              Credit bureau pulled as needed

e.               Validates Checkfree decision recommendations

i.                  If financials are provided, review to determine profitability, liquidity and leverage will be performed

ii.               If financial information or a personal guarantee has not been provided, an Experian Small Business Report should be pulled on the entity.  Also, an Accurint search on the principal information provided on the application will be performed

iii.            If there are any questions, concerns, or issues with the credit review, the merchant can be escalated to the Credit Supervisor for final decision

3.               After the review, the approved profiles will be sent to the data entry group via email indicating that it is ok to proceed with the merchant set-up or the account will be approved in the online application.

4.               The Relationship Management Group will aid in the set up of the merchant and also continue to “maintenance” the account on the back-end as needed, i.e. complete spreadsheets, etc.

VII. Gift Card Program Underwriting

All merchants applying for a gift card-processing program whether in connection with a credit card processing program or on a stand-alone basis must:

•                  Submit a complete Premier Issue Standard Enrollment Form

•                  Not be a merchant type listed on the Prohibited Business Type list included in the FTPS Merchant Account Underwriting Guidelines.

•                  Not be listed on the MATCH file.

•                  Provide documentation to fulfill the FTPS CIP program in connection with the US Patriot Act.

Requirements for Franchise Settlement (Contracts with Franchisee’s)

•                  The Franchisor must provide a Guaranty to support the entire program.

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•                  Financial statements for the Franchisor should be provided to confirm profitable operations and positive tangible net worth.  If settlement occurs daily a business credit report may be reviewed in lieu of financial statements.

•                  If the Franchisee has been approved for credit card processing no further due diligence will be required.  Otherwise a business credit report or personal credit report of the owner of the Franchisee should be reviewed, unless settlement occurs monthly then business financial statements should be provided to confirm profitable operations and positive tangible net worth.

Requirement for Central Settlement (Contract with Franchisor)

•                  Each Franchisee will be required to execute a Gift Card Affiliate Agreement.

•                  If the Franchisee has been approved for credit card processing or the program settlement occurs on a daily basis no further due diligence will be required.  Otherwise a business credit report or personal credit report of the owner of the Franchisee should be reviewed.

•                  Financial statements for the Franchisor should be provided to confirm profitable operations and positive tangible net worth.  If settlement occurs daily a business credit report may be reviewed in lieu of financial statements.

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Review Cycle (check one)		Change Type (check one)

Quarterly	☐	New	☐
Semi-Annual	☐	Update	☒
Annual	☒	Minor Change	☐

Version Number	Author	Date	Reason for Change	Change Description
1.0	FTPS Credit	1/10/2006	Replacement	Consolidate National, Commercial and Retail Underwriting guidelines
1.1	FTPS Credit	1/19/2007	Updates	Updates
1.2	FTPS Credit	10/19/2007	Updates	Fix error in volume
1.3	FTPS Credit	10/29/08	Annual Review	+ internet req & remove financials sign req

Document Author:	Tom Humphrey
Document Approved By:	FTPS Risk
Approved Date:	10/29/2008
Document Owner:	FTPS Credit

FOR ADMINISTRATION ONLY:

Approval Level	Approval Date(s)

Department Manager	☒	10/29/2008
Divisional/Department Committee	☐
Enterprise Committee	☐
Risk/Compliance Committee	☐
Bancorp Board	☐

13

Merchant Exposure Guidelines

FTPS — Merchant Exposure Guidelines

Owner	FTPS Credit

Last Update	9/11/2008

Purpose

This document provides guidance for estimating the potential exposure associated with a merchant processing account. Potential Exposure, comprised of Financial Exposure and Contingent Exposure, is the estimated amount of loss expected to result if a merchant customers business operations were to fail resulting in the merchant defaulting upon its obligation to fund cardholder sales returns or chargebacks and the amount of card program fees owed to the Bank. The calculated estimated contingent exposure does not represent an actual amount owed to the Bank, it is not an amount reported on the financial statements of the Corporation. Rather it is calculated to provide a benchmark for determining which merchant relationships should be monitored to assess risk of business failure in order that risk of loss to the Bank may be minimized. Potential Exposure from merchant processing accounts is considered a soft exposure similar to exposure related to ACH limits or Daily Settlement Limits and is not aggregated with commercial loan balances when considering customer relationship exposure for approval purposes. Exposure Ratings based upon merchant business type or method of interaction with a cardholder correspond to formulas generally used to estimate the Contingent Exposure.

Background

Merchant processing involves a Commercial entity submitting credit card sales to an Acquiring Bank for payment. The Acquiring Bank retrieves funds for the credit card sales from the Card Issuing Bank and remits the funds to the merchant customer. The funding submitted from the Issuing Bank to the Acquiring Bank is less the amount of Interchange Fees due the Issuing Bank and the credit card associations. Despite receiving a “net settlement” from the Issuing Bank the Acquiring Bank typically funds the merchant for the full amount of the submitted sales unless the merchant account is established to accommodate daily billing of Interchange Fees to the merchant. For merchants billed Interchange Fees on a monthly basis an account receivable is created with each settlement that is a accumulated on the customer’s monthly bill with other charges including card association dues, transaction fees, telecommunication fees and other relevant charges. The accumulated receivable and other fees outstanding and unpaid comprise the Financial Exposure component of the Potential Exposure.

Contingent Exposure results if a merchant fails to fund chargebacks presented by cardholders related to previous transactions. The Acquiring Bank must fund chargebacks ruled in favor of the Issuing Bank regardless of the Acquirers ability to recover from the Merchant. Cardholder chargeback rights are a form of consumer protections granted under Card Association rules to encourage the use of credit cards. Cardholders are protected

Fifth Third Bank Processing Solutions

1

against loss resulting from invalid charges against their account, the non-receipt of goods or services paid for in advance, or a merchant’s unwillingness or inability to honor merchandise return policies advertised at the point of sale.

FTPS — Merchant Exposure Guidelines, Continued

Procedures for Exposure Calculation

Calculation of the estimated Contingent Exposure is dependant upon the merchant business type as defined by MCC code and the expected related terms of sale between the merchant and cardholder. Significant factors include whether purchased goods are consumed immediately, goods are purchased remotely through the Internet, mail, or phone, and if goods or services are paid for in advance of receipt by the cardholder.

Financial Exposure (FE) includes three days interchange for those merchants paying on a daily basis plus **** times the monthly services bill. For those merchants paying interchange or discount on a monthly basis, **** times monthly interchange or discount is added to **** times the monthly services bill.

Exposure ratings are assigned to accounts based on the MCC code. A complete list of exposure ratings by MCC is included in Exhibit A at the end of this document. These exposure ratings distinguish the method to calculate the Contingent Exposure and are added to Financial Exposure resulting in the Potential Exposure. Any Potential Exposure will be reduced by collateral held to support the establishment of the merchant processing account.

Every month estimated Potential Exposure will be calculated relying upon the formulas below for each chain relationship in the merchant portfolio. The calculation of the estimated exposure is not intended to represent an exact loss amount the Bank might expect to incur as a result of a merchant business failure including a failure to honor payment of cardholder chargebacks. Rather, the estimated exposure is intended to facilitate a process whereby higher exposure accounts are reviewed in accordance with the Merchant Periodic Review Procedures. As a result of the periodic review completed on the selected accounts it is anticipated estimated contingent exposure amounts may be adjusted as a result of enhanced information available primarily from merchant financial statements. Often the contingent exposure adjustments are based upon determining the proportional amount of a customer deposit or deferred revenue liability on the merchant’s balance sheet that would be attributed to sales transactions from processed cards. Adjusted exposures are reported by the Credit Analyst reviewing the account in the Merchant Exposure database.

Rating	Characteristics	Potential Exposure
A	Immediate consumption of goods or services, Card Present retail, Post-paid B to B transactions, Professional Services, Secondary and Higher Education	Financial Exposure (FE) + ****% of **** sales returns + **** chargebacks

2

B (or A with Card not Present voucher)	No Card Present Retailers — Mail Order Telephone Order (MOTO) or Internet	FE + **** times the sum of **** sales returns and **** of chargebacks

Continued on next page

3

FTPS — Merchant Exposure Guidelines, Continued

Procedures for Exposure Calculation (continued)

Rating	Characteristics	Potential Exposure
C	Direct Marketing MCC’s and Visa designated high risk MCC’s except those requiring pre-payment	FE + **** times the sum of **** sales returns and **** of chargebacks
D	Short term pre-payment i.e. furniture store	FE + **** % of **** net sales + **** sales returns + **** chargebacks
E	Long term pre-payment i.e. membership organizations.	FE + **** % of **** gross sales
F	Merchant accepting Debit only	FE
G	Medium term pre-payment (i.e. Contractors)	FE + **** % of **** gross sales

EXHIBIT A

****
5699	****	Accessory and Apparel Stores — Miscellaneous
8931	****	Accounting, Auditing, and Bookkeeping Services
7311	****	Advertising Services
763	****	Agricultural Cooperatives
4511	****	Air Carriers, Airlines, not elsewhere classified
7623	****	Air Conditioning and Refrigeration Repair Shops
1711	****	Air Conditioning, Heating, and Plumbing Contractors
3000-3299	****	Airlines, Air Carriers
4582	****	Airports, Airport Terminals, Flying Fields
5697	****	Alterations, Mending, Seamstresses, Tailors
4119	****	Ambulance Services
7996	****	Amusement Parks, Carnivals, Circuses, Fortune Tellers
5937	****	Antique Reproduction Stores
5932	****	Antique Shops — Sales, Repairs, and Restoration Services
7629	****	Appliance Repair Shops, Electrical and Small
7998	****	Aquariums, Dolphinariums, Zoos, and Seaquariums
8911	****	Architectural, Engineering, and Surveying Services
5971	****	Art Dealers and Galleries

4

5970	****	Artist Supply Stores, Craft Shops
8641	****	Associations — Civic, Social, and Fraternal
7941	****	Athletic Fields, Commercial Sports, Professional Sports Clubs, Sports Promoters
8111	****	Attorneys, Legal Services
5531	****	Auto Store, Home Supply Stores
5521	****	Automobile and Truck Dealers (Used Only) Sales
5511	****	Automobile and Truck Dealers, Sales, Service, Repairs, Parts, and Leasing
8675	****	Automobile Associations
7523	****	Automobile Parking Lots and Garages
7512	****	Automobile Rental Agency — not elsewhere classified
7531	****	Automotive Body Repair Shops
7535	****	Automotive Paint Shops
5533	****	Automotive Parts, Accessories Stores
7538	****	Automotive Service Shops
5532	****	Automotive Tire Stores
9223	****	Bail and Bond Payments
5462	****	Bakeries
7929	****	Bands, Orchestras, and Miscellaneous Entertainers, NEC
7230	****	Barber and Beauty Shops
5813	****	Bars, Cocktail Lounges, Discotheques, Nightclubs, and Taverns, Drinking Places (Alcoholic Beverages)
5940	****	Bicycle Shops — Sales and Service
5551	****	Boat Dealers
4457	****	Boat Leases and Boat Rentals
5942	****	Book Stores
5192	****	Books, Periodicals, and Newspapers
7933	****	Bowling Alleys
4784	****	Bridge and Road Fees, Tolls
5211	****	Building Materials, Lumber Stores
4131	****	Bus Lines
7399	****	Business Services — not elsewhere classified
7278	****	Buying/Shopping Clubs, Services
4899	****	Cable, Satellite, and Other Pay Television and Radio Services
4814	****	Calls Through Use of Magnetic Stripe, Reading Telephones
5946	****	Camera and Photographic Supply Stores
5561	****	Camper Dealers, Recreational and Utility Trailers
7033	****	Campgrounds and Trailer Parks
5441	****	Candy, Nut, Confectionery Stores
3351-3441	****	Car Rental Agencies
7542	****	Car Washes
5947	****	Card, Gift, Novelty, and Souvenir Shops
1750	****	Carpentry Contractors

5

7217	****	Carpet and Upholstery Cleaning
5811	****	Caterers
5169	****	Chemicals and Allied Products, not elsewhere classified
8351	****	Child Care Services
5641	****	Children’s and Infants’ Wear Stores
8049	****	Chiropodists, Podiatrists
8041	****	Chiropractors
5993	****	Cigar Stores and Stands
7349	****	Cleaning and Maintenance, Janitorial Services
7210	****	Cleaning, Garment, and Laundry Services
7631	****	Clock, Jewelry, and Watch Repair Shops
5944	****	Clock, Jewelry, Watch, and Silverware Store
7296	****	Clothing Rental — Costumes, Uniforms, and Formal Wear
7997	****	Clubs — Country Clubs, Membership (Athletic, Recreation, Sports), Private Golf Courses
8220	****	Colleges, Universities, Professional Schools, and Junior Colleges
7333	****	Commercial Art, Graphics, Photography
5046	****	Commercial Equipment — not elsewhere classified
5139	****	Commercial Footwear
7379	****	Computer Maintenance, Repair, and Services, not elsewhere classified
4816	****	Computer Network/Information Services
7372	****	Computer Programming, Data Processing, and Integrated Systems Design Services
5734	****	Computer Software Stores
5045	****	Computers, Computer Peripheral Equipment, Software
1771	****	Concrete Work Contractors
5039	****	Construction Materials, not elsewhere classified
7392	****	Consulting, Management, and Public Relations Services
7321	****	Consumer Credit Reporting Agencies
1799	****	Contractors, Special Trade — not elsewhere classified
5977	****	Cosmetic Stores
4215	****	Courier Services, Air and Ground, Freight Forwarders
9211	****	Court Costs including Alimony and Child Support
4411	****	Cruise Lines
5950	****	Crystal and Glassware Stores
5451	****	Dairy Products Stores
7911	****	Dance Halls, Schools, and Studios
7273	****	Dating and Escort Services
0	****	Debit Only Acceptance
7277	****	Debt, Marriage, Personal — Counseling Service
8071	****	Dental and Medical Laboratories
5047	****	Dental/Laboratory/Medical/Ophthalmic Hospital Equipment and Supplies
8021	****	Dentists, Orthodontists

6

5311	****	Department Stores
7393	****	Detective Agencies, Protective Agencies, Security Services including Armored Cars, Guard Dogs
5964	****	Direct Marketing — Catalog Merchants
5965	****	Direct Marketing — Combination Catalog and Retail Merchants
5968	****	Direct Marketing — Continuity/Subscription Merchants
5967	****	Direct Marketing — Inbound Telemarketing Merchants
5960	****	Direct Marketing — Insurance Services
5969	****	Direct Marketing — Other Direct Marketers, NEC
5966	****	Direct Marketing — Outbound Telemarketing Merchants
5962	****	Direct Marketing — Travel-Related Arrangement Services
5310	****	Discount Stores
8011	****	Doctors — not elsewhere classified
5963	****	Door-to-Door Sales
5714	****	Drapery, Upholstery, and Window Coverings Stores
5912	****	Drug Stores, Pharmacies
5122	****	Drugs, Drug Proprietors, and Druggists Sundries
7216	****	Dry Cleaners
5099	****	Durable Goods, not elsewhere classified
5309	****	Duty Free Stores
5812	****	Eating Places, Restaurants
5997	****	Electric Razor Stores — Sales and Service
1731	****	Electrical Contractors
5065	****	Electrical Parts and Equipment
7622	****	Electronic Repair Shops
5732	****	Electronic Sales
7361	****	Employment Agencies, Temporary Help Services
7394	****	Equipment Rental and Leasing Services, Furniture Rental, Tool Rental
5712	****	Equipment, Furniture, and Home Furnishings Stores (except Appliances)
7342	****	Exterminating and Disinfecting Services
5949	****	Fabric, Needlework, Piece Goods, and Sewing Stores
5651	****	Family Clothing Stores
5814	****	Fast Food Restaurants
9222	****	Fines
5718	****	Fireplace, Fireplace Screens and Accessories Stores
5713	****	Floor Covering Stores
5992	****	Florists
5193	****	Florists Supplies, Nursery Stock, and Flowers
5422	****	Freezer, Locker Meat Provisioners
5983	****	Fuel Dealers — Coal, Fuel Oil, Liquefied Petroleum, Wood
5542	****	Fuel Dispenser, Automated
7261	****	Funeral Service and Crematories

7

7641	****	Furniture — Reupholstery and Repair, Refinishing
5681	****	Furriers and Fur Shops
7995	****	Gambling Transactions
5945	****	Game, Toy, and Hobby Shops
1520	****	General Contractors, Residential and Commercial
5231	****	Glass, Paint, Wallpaper Stores
7992	****	Golf Courses, Public
9399	****	Government Services — not elsewhere classified
5411	****	Grocery Stores, Supermarkets
5072	****	Hardware Equipment and Supplies
5251	****	Hardware Stores
7251	****	Hat Cleaning Shops, Shoe Repair Shops, Shoe Shine Parlors
7298	****	Health and Beauty Spas
8099	****	Health Practitioners, Medical Services, NEC
5975	****	Hearing Aids — Sales, Service, Supply Stores
5200	****	Home Supply Warehouse Stores
780	****	Horticultural and Landscaping Services
8062	****	Hospitals
5722	****	Household Appliance Stores
5085	****	Industrial Supplies, not elsewhere classified
7375	****	Information Retrieval Services
1740	****	Insulation, Masonry, Plastering, Stonework, and Tile Setting Contractors
6300	****	Insurance Sales, Underwriting, and Premiums
9405	****	Intra-Government Purchases — Government Only
4813	****	Key-entry Telecom Merchant providing single local and long-distance phone calls using central
7211	****	Laundry Services — Family and Commercial
5261	****	Lawn and Garden Supply Stores
5948	****	Leather Goods and Luggage Stores
4121	****	Limousines and Taxicabs
7011	****	Lodging — Hotels, Motels, Resorts — not elsewhere classified
3501-3799	****	Lodging, Hotels, Motels, Resorts
4468	****	Marinas, Marine Service/Supplies
7297	****	Massage Parlors
4815	****	MasterPhone, Telephone Service — Monthly Summary Telephone Charges
6011	****	Member Financial Institution — Automated Cash Disbursements
6010	****	Member Financial Institution — Manual Cash Disbursements
6012	****	Member Financial Institution — Merchandise and Services
5611	****	Men’s and Boys’ Clothing and Accessories Stores
5691	****	Men’s and Women’s Clothing Stores
5137	****	Men’s, Women’s, and Children’s Uniforms and Commercial Clothing
5051	****	Metal Service Centers and Offices

8

5999	****	Miscellaneous and Specialty Retail Stores
5599	****	Miscellaneous Automotive, Aircraft, and Farm
5499	****	Miscellaneous Food Stores — Convenience Stores, Specialty Markets
5399	****	Miscellaneous General Merchandise Stores
5719	****	Miscellaneous House Furnishing Specialty Shops
2741	****	Miscellaneous Publishing and Printing
7699	****	Miscellaneous Repair Shops and Related Services
5271	****	Mobile Home Dealers
6534	****	Money Transfer — Member Financial Institution
4829	****	Money Transfer Merchant
7829	****	Motion Picture and Video Tape Production and Distribution
7832	****	Motion Picture Theaters
4214	****	Motor Freight Carriers, Trucking — Local/Long Distance, Moving and Storage Companies, Local Delivery
7519	****	Motor Home and Recreational Vehicle Rental
5592	****	Motor Home Dealers
5013	****	Motor Vehicle Supplies and New Parts
5571	****	Motorcycle Shops and Dealers
5733	****	Music Stores, Musical Instruments, Pianos, Sheet Music
5994	****	News Dealers and Newsstands
5199	****	Nondurable Goods, not elsewhere classified
8050	****	Nursing and Personal Care Facilities
5021	****	Office and Commercial Furniture
5044	****	Office, Photographic, Photocopy, and Microfilm Equipment
5943	****	Office, School Supply, and Stationery Stores
8043	****	Opticians, Optical Goods, and Eyeglasses
8042	****	Optometrists, Ophthalmologists
8398	****	Organizations, Charitable and Social Service
8699	****	Organizations, Membership — not elsewhere classified
8651	****	Organizations, Political
8661	****	Organizations, Religious
5976	****	Orthopedic Goods — Artificial Limb Stores
8031	****	Osteopaths
7299	****	Other Services — not elsewhere classified
5921	****	Package Stores, Beer, Wine, and Liquor
5198	****	Paints, Varnishes, and Supplies
4112	****	Passenger Railways
5933	****	Pawn Shops
6532	****	Payment Service Provider — Member Financial Institution, Payment Transaction
6533	****	Payment Service Provider — Merchant — Payment Transaction
6531	****	Payment Service Provider — Money Transfer for Purchase
5995	****	Pet Shops — Pet Food and Supplies

9

5172	****	Petroleum and Petroleum Products
7395	****	Photo Developing, Photofinishing Laboratories
7221	****	Photographic Studios
5131	****	Piece Goods, Notions, and Other Dry Goods
5074	****	Plumbing and Heating Equipment
7932	****	Pool and Billiard Establishments
9402	****	Postal Services — Government Only
5094	****	Precious Stones and Metals, Watches and Jewelry
8999	****	Professional Services — not elsewhere classified
4225	****	Public Warehousing — Farm Products, Refrigerated
6050	****	Quasi Cash — Member Financial Institution
6051	****	Quasi Cash — Merchant
7338	****	Quick Copy, Reproduction, and Blueprinting Services
4011	****	Railroads, Freight
6513	****	Real Estate Agents and Managers — Rentals
5735	****	Record Shops
7999	****	Recreation Services — not elsewhere classified
7032	****	Recreational and Sporting Camps
5973	****	Religious Goods Stores
6529	****	Remote Stored Value Load — Member Financial Institution
6530	****	Remote Stored Value Load — Merchant
1761	****	Roofing and Siding, Sheet Metal Work Contractors
5935	****	Salvage and Wrecking Yards
2842	****	Sanitation, Polishing, and Specialty Cleaning Preparations
8299	****	Schools and Educational Services — not elsewhere classified
8244	****	Schools, Business and Secretarial
8241	****	Schools, Correspondence
8211	****	Schools, Elementary and Secondary
8249	****	Schools, Trade and Vocational
5931	****	Second Hand Stores, Used Merchandise Stores
6211	****	Securities — Brokers/Dealers
5541	****	Service Stations (with or without Ancillary Services)
5661	****	Shoe Stores
5598	****	Snowmobile Dealers
5941	****	Sporting Goods Stores
5655	****	Sports Apparel, Riding Apparel Stores
5972	****	Stamp and Coin Stores — Philatelic and Numismatic Supplies
5111	****	Stationery, Office Supplies, Printing and Writing Paper
7339	****	Stenographic and Secretarial Support Services
5996	****	Swimming Pools — Sales and Supplies
9311	****	Tax Payments
7276	****	Tax Preparation Service

10

4812	****	Telecommunication Equipment Including Telephone Sales
4821	****	Telegraph Services
5998	****	Tent and Awning Shops
8734	****	Testing Laboratories (Non-Medical)
7922	****	Theatrical Producers (except Motion Pictures), Ticket Agencies
7012	****	Timeshares Timeshares Timeshares
7534	****	Tire Retreading and Repair Shops
7991	****	Tourist Attractions and Exhibits
7549	****	Towing Services
4789	****	Transportation Services, not elsewhere classified
4111	****	Transportation, Suburban and Local Commuter Passenger, including Ferries
4722	****	Travel Agencies and Tour Operators
7513	****	Truck Rental
7511	****	Truck Stop Transactions
2791	****	Typesetting, Plate Making, and Related Services
5978	****	Typewriter Stores — Rentals, Sales, Service
9752	****	U.K. Petrol Stations, Electronic Hot File
9751	****	U.K. Supermarkets, Electronic Hot File
4900	****	Utilities: Electric, Gas, Sanitary, Water
6535	****	Value Purchase — Member Financial Institution
5331	****	Variety Stores
742	****	Veterinary Services
7993	****	Video Amusement Game Supplies
7841	****	Video Entertainment Rental Stores
7994	****	Video Game Arcades/Establishments
7692	****	Welding Repair
5300	****	Wholesale Clubs
5698	****	Wig and Toupee Shops
5631	****	Women’s Accessory and Specialty Stores
5621	****	Women’s Ready to Wear Stores

11

Review Cycle (check one)		Change Type (check one)

Quarterly	☐	New	☐

Semi-Annual	☐	Update	☒

Annual	☒	Minor Change	☐

Version Number	Author	Date	Reason for Change	Change Description
1.0	FTPS Credit	4/7/05	New	Implementation of a new Procedure.
1.1	FTPS Credit	7/22/05	Update	Updated Exposure calculations
1.2	FTPS Credit	11/23/05	Update	Remove PD rating references
1.3	FTPS Credit	1/10/06	Update	Add MCC codes
1.4	FTPS Credit	4/11/07	Update	Annual review
1.5	FTPS Credit	6/24/08	Update	Annual Review

Document Author:	Tom Humphrey, Lisa Bottom
Document Approved By:	FTPS
Approved Date:	6/24/2008
Document Owner:	FTPS Credit

FOR ADMINISTRATION ONLY:

Approval Level	Approval Date(s)

Department Manager	☒	6/24/2008
Divisional/Department Committee	☐
Enterprise Committee	☐
Risk/Compliance Committee	☐
Bancorp Board	☐

12

Third Party Service Provider Guidelines

FTPS- Third Party Service Provider Guidelines

Owner	FTPS Merchant Compliance, Credit & Risk Management

Last Update	6/19/2008

Purpose

To establish the criteria FTPS will use in evaluating the establishment and maintenance of relationships with third party service providers including providers that may not have a direct contractual relationship with the Bank but rather may only have a direct contractual relationship with a merchant.  These providers will be classified into several different categories as set forth in the Definitions section.  MasterCard and Visa Operating Regulations establish similar categories, though the naming conventions and category descriptions are at times inconsistent between the Associations.

Definitions

	Processor	A provider of authorization and settlement processing services, these entities provide a direct connection to the MasterCard and Visa processing systems.
	Payment Gateway	An entity that processes, stores or transmits cardholder data in support of the authorization or settlement processes that is not directly connected to Visa or MC.
	Encryption Support Organization (ESO)	A provider that loads software into terminals, loads encryption keys into terminals or pin-pads, or loads cryptographic keys into ATM’s or POS Devices.
Payment Application Provider

A provider of software used by merchants to store, process, or transmit cardholder data as part of the authorization or settlement process.  Only payment applications provided by third party vendors are required to have satisfactorily completed a PA-DSS audit.

Data Storage Entity (DSE)

Provider of loyalty program services, web-hosting, record retention services, chargeback support and other similar services that do not involve participation in the authorization or settlement process.

1

Processor Guidelines

The following documents and information must be considered when establishing and reviewing a Processor for participation in FTPS programs and during subsequent assessments of the service provider scheduled to occur at least ****.

Step	Action
1	Validation of compliance with the PCI Data Security Standard.
2	Most recently issued SAS70 report.
3	Upon inception of the relationship the Processor should be registered with the Associations as required.

Payment Gateway

Upon the VAR team, an RM, Conversion Manager or other FTPS staff member becoming aware that a Merchant customer will rely upon a gateway in support of its card acceptance program or in the event a gateway requests certification to FTPS processing platforms, notice should be provided to Merchant Compliance in order that the due diligence and other activities mentioned below are commenced.  Steps 2 through 6 must be conducted ****.

Step	Action
1	An executed standard NDA agreement must be obtained from the gateway prior to it’s certifying to FTPS processing platforms.
2

The most recent two years’ financial statements must be obtained in order to conduct a financial review.  At the Credit Analyst’s discretion a business credit report may be substituted if financial statements are not available.

3	Appropriate FTPS personnel should conduct a site visit of the third party’s business location.
4

Confirmation that the payment gateway is PCI-DSS compliant.  This is done by checking the list of PCI-certified Service Providers on Visa’s website.  If the payment gateway is not listed, they must provide a copy of their certification letter from a Qualified Security Assessor confirming they have completed the necessary certification.

5	Completion of an FTPS Relationship Summary Memorandum by a Credit Analyst.
6	Registration with Card Associations as applicable.

2

DSE & ESO Guidelines

Upon a RM, Conversion Manager or other FTPS staff member becoming aware that a Merchant customer will rely upon an ESO in support of its card acceptance program or a DSE in support of its card data management, notice should be provided to Merchant Compliance in order that the due diligence and other activities mentioned below are commenced.  Steps 1 through 6 must be conducted ****.

Step	Action
1

The most recent two years’ financial statements must be obtained in order to conduct a financial review.  At the Credit Analyst’s discretion a business credit report may be substituted if financial statements are not available.

2

Appropriate FTPS personnel should conduct a site visit of the third party’s business location.  For ESO’s the site visit should include a review of its PIN security controls to ensure compliance with the Visa PIN Security Requirements.

3

For all DSE’s, obtain confirmation of PCI-DSS compliance.  This is done by checking the list of PCI-certified Service Providers on Visa’s website.  If the DSE is not listed, they must provide a copy of their certification letter from a Qualified Security Assessor confirming they have completed the necessary certification.

For all ESO’s, obtain a copy of their Visa PIN Security Self Assessment Audit.

4	An adequate description of the relevant business functions of the third party.
5	Completion of an FTPS Relationship Summary Memorandum by a Credit Analyst.
6	Registration with Card Associations as applicable.

Payment Application Guidelines	All payment applications connected to FTPS or used by merchants relying upon other authorization or settlement Processors should comply with the following Visa mandates:

	Date	Mandate
January 1, 2008

Newly boarded merchants must not use known vulnerable payment applications, and Processors and agents must not certify payment applications that are known vulnerable payment applications (applications known to store prohibited data as per Visa’s list of Known Vulnerable Payment Applications).

	July 1, 2008	Processors and Agents must certify only new payment applications to their platforms that are compliant with the PA-DSS.

	October 1, 2008	Newly boarded Level 3 and 4 merchants should only use PA-DSS compliant payment applications or they must validate compliance with the PCI DSS.

	October 1, 2009	Processors and agents must decertify all vulnerable payment applications.

3

	July 1, 2010	Acquirers must ensure their Merchants, Processors and Agents use only PA-DSS compliant applications.

Sales and Relationship Management will have primary responsibility for determining that merchant prospects and customers are using payment applications in conformance with the above Visa mandates.  FTPS Merchant Credit will review incoming account applications to ensure customer compliance with the Visa mandates.  For merchants adding processing locations the Conversions and Central Merchant Support teams will re-validate merchant compliance with the applicable mandates.

Prior to Certification of Message Format Specs	Before a payment application vendor completes its certification to the FTPS message format specifications it should:

	Step	Action
	1	Execute an NDA agreement, which includes a PCI (Payment Card Industry Data Security Standards) best practices acknowledgment.
2

Confirm that the payment application is PA-DSS compliant. This is done by checking the list of PA-DSS certified payment applications on Visa’s website. If the payment application is not listed, the vendor must provide a copy of their certification letter from a Visa approved auditor confirming they have completed the necessary certification.

OSP Considerations

In instances where Fifth Third has entered directly into a contract with an entity covered by the these guidelines it is likely the entity will be considered as an Outside Service Provider (OSP) within the scope of the Bancorp (OSP) program.  Any additional due diligence necessary to comply with the OSP program should be obtained as directed by that program.

4

Review Cycle (check one)		Change Type (check one)

Quarterly	☐	New	☐

Semi-Annual	☐	Update	☐

Annual	☒	Minor Change	☒

Version Number	Author	Date	Reason for Change	Change Description
1.0	FTPS Credit/Risk	6/13/06	New	Implementation of a new procedure
1.0	FTPS Credit/Risk	6/13/07	Annual Review	Annual Review
1.2	FTPS Credit/Risk	6/19/08	Annual Review	Change to Third Party only

Document Author:	Tom Humphrey
Document Approved By:	FTPS Legal Compliance
Approved Date:	6/13/2008
Document Owner:	FTPS Credit/Risk Management

FOR ADMINISTRATION ONLY:

Approval Level	Approval Date(s)

Department Manager	☒	6/19/2008
Divisional/Department Committee	☐
Enterprise Committee	☐
Risk/Compliance Committee	☐
Bancorp Board	☐

5

ATM ISO Guidelines

Owner:	FTPS Risk/Credit

Last Update:  2/23/2009

Purpose:

Establish guidelines for the initiation and maintenance of processing and sponsorship relationships with non-Bank ATM owners.  The target market for sponsorship opportunities is large retail store, grocery store or c-store owned ATM’s where there is also an opportunity to gain a merchant processing relationship with the owner of the terminals.

Guidelines:

ATM ISO Sponsorship & Processing

Before initiating a sponsorship relationship FTPS should assess the financial capacity and creditworthiness of the operator of the ATM’s as well as complete due diligence of the agents PIN security controls.  Additionally FTPS must have a complete inventory of the sponsored terminals and have a fully documented understanding of the servicing of the ATM through the transaction life cycle.  The following are the components of the due diligence program to be followed at inception and at regular intervals (at least ****) through the life of each sponsorship agreement.  The approval and annual review of each ATM ISO relationship will be documented on an FTPS Relationship Summary Memorandum and include the signatures of the FTPS Credit/Risk VP, FTPS Credit/Risk SVP & FTPS FI SVP.  Each ISO contract must have provisions requiring compliance with Network rules.

1.               Verification of agent origin and status through a review of corporate documentation, licenses, permits, contracts, or references.  Disclosure of previous sponsor relationships including all networks in which the agent has participated.  Business and principal owners will be screened for inclusion on the OFAC list.

2.               If ISO will be sponsored into the PLUS network an inquiry against the Visa Agent Reference File must be conducted.

3.               A financial review of the agent including a review of the most recent audited financial statements and/or a business credit report when necessary.

4.               A financial review of the principals of the agent when applicable to include personal tax returns, financial statements and credit report.

5.               An on-site review of the agents operation must be conducted and documented to include a review of all relevant business practices.  This review should include identification of all other agents used by the ISO including buy not limited to ESO’s and other processors.

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6.               Document the currency servicing arrangements for ATM’s owned by the agent in order to determine the servicing arrangement is appropriate for the actual and/or estimated transaction volumes conducted at the terminals. This may include one of the following:

•                  Copy of contract with 3rd party vendor

•                  Letter from vendor verifying arrangement

7.               Maintain an inventory of the of all ATMs including the:

•                  Actual physical street address where ATM’s are located.

•                  Actual manufacturer and model of ATM including the serial number.

•                  The hardware, firmware and software version and level for each ATM.

•                  Confirmation each ATM is Triple DES compliant and adheres to the Visa PIN Security Standards.

8.               Monthly reporting that shows actual account activity for each ISO, including currency withdraws.

9.               Documentation and testing of adherence to terminal and equipment inventory deployment procedures established and followed by the terminal owner and operator.  Equipment deployment, swap, replacement and retirement procedures should be reviewed.

10.         An on-site review of the agents PIN security controls including review of a copy of the agents PCI PIN Security review or TG-3 Audit.

11.         Confirmation that an appropriate staff member of the ISO has satisfactorily attended a Visa Key Management Workshop during the past three years.

12.         Confirmation the ISO complies with the Cardholder Information Security Program if the ATM’s participate in the PLUS network.

Review Cycle (check one)		Change Type (check one)
Quarterly	☐	New	☒
Semi-Annual	☐	Update	☐
Annual	☒	Minor Change	☐

Version Number	Author	Date	Reason for Change	Change Description
1.0	FTPS Risk	8/3/2005	New	Implementation of a new procedure
2.0	FTPS Risk	8/22/06	Update	Expand sponsor due diligence requirements

Document Author:	Tom Humphrey
Document Approved By:	FTPS Risk
Approved Date:
Document Owner:	FTPS Risk/Credit

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FOR ADMINISTRATION ONLY:

Approval Level	Approval Date(s)

Department Manager	☒
Divisional/Department Committee	☐
Enterprise Committee	☐
Risk/Compliance Committee	☐
Bancorp Board	☐

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